BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                      (212) 272-2000; (212) 272-7294 fax

                       IRWIN HOME EQUITY LOAN TRUST 2001-2

                 PRELIMINARY TERM SHEET/COMPUTATIONAL MATERIALS
------------------------------------------------------------------------------
FAX TO:                                                 DATE:       09/06/01
COMPANY:                                    # PAGES (incl. cover):       58
FAX NO:                                                           PHONE NO:
------------------------------------------------------------------------------
FROM:                                                              PHONE NO:
------------------------------------------------------------------------------

               STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


IRWIN HOME EQUITY LOAN TRUST 2001-2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
----------------------------------------------------------------------------------------
CHARACTERISTICS OF THE
NOTES (A), (B), (C), (D), (E), (F), (G), (H), (I), (J), (K)
----------------------------------------------------------------------------------------

                           APPROXIMATE                       AVG LIFE        PRINCIPAL
OFFERED                    INITIAL NOTE                      TO CALL         LOCKOUT
SECURITIES                 BALANCE (C)       COUPON          (YEARS)         (MONTHS)
-------------------      ----------------- ------------     ---------       ---------
Class IA-1 Notes            $[80,425,000]    Floater (d)        0.90              0
Class IA-2 Notes            $[17,480,000]    Fixed              2.00             20
Class IA-3 Notes            $[48,369,000]    Fixed              3.00             26
Class IA-4 Notes            $[33,656,000]    Fixed (f)          6.10             48
-------------------      ----------------- ------------     ---------        ---------
Class IIA-1 Notes           $[79,765,000]    Floater (e)        1.00              0
Class IIA-2 Notes           $[11,772,000]    Fixed              2.00             21
Class IIA-3 Notes           $[64,233,000]    Fixed              3.00             25
Class IIA-4 Notes           $[21,258,000]    Fixed              5.00             50
Class IIA-5 Notes           $[46,639,000]    Fixed (f)          8.34             69
-------------------      ----------------- ------------     ---------        ---------
Class IIIA-1 Notes         $[130,000,000]    Floater (g)        3.99              0
-------------------      ----------------- ------------     ---------        ---------
Class M-1 Notes            $[53,022,000]     Floater (h)        7.09             42
Class M-2 Notes            $[43,904,000]     Floater (i)        7.09             42
Class B-1 Notes            $[43,904,000]     Floater (j)        7.09             42
-------------------      ----------------- ------------     ---------        ---------
Class A- IO                $[54,112,000](k)  Fixed (k)          2.50            N/A
-------------------      ----------------- ------------     ---------        ---------


                           PRINCIPAL         INITIAL
OFFERED                    WINDOW            RATINGS                                                         LEGAL FINAL
SECURITIES                (MONTHS)          (MOODY'S/S&P/FITCH)    COLLATERAL TYPE        LOAN GROUP         PAYMENT DATE
-------------------      ----------------- --------------------    ----------------       ---------          --------------
Class IA-1 Notes             21              Aaa/AAA/AAA           HEL Fixed             Loan Group I        1/25/11
Class IA-2 Notes              7              Aaa/AAA/AAA           HEL Fixed             Loan Group I        7/25/12
Class IA-3 Notes             23              Aaa/AAA/AAA           HEL Fixed             Loan Group I        8/25/15
Class IA-4 Notes             62              Aaa/AAA/AAA           HEL Fixed             Loan Group I        2/25/27
-------------------      ----------------- --------------------    ----------------       ---------          --------------
Class IIA-1 Notes            22              Aaa/AAA/AAA           HLTV Fixed            Loan Group II       2/25/11
Class IIA-2 Notes             5              Aaa/AAA/AAA           HLTV Fixed            Loan Group II      11/25/11
Class IIA-3 Notes            26              Aaa/AAA/AAA           HLTV Fixed            Loan Group II       3/25/15
Class IIA-4 Notes            20              Aaa/AAA/AAA           HLTV Fixed            Loan Group II       1/25/16
Class IIA-5 Notes            56              Aaa/AAA/AAA           HLTV Fixed            Loan Group II       2/25/27
-------------------      ----------------- --------------------    ----------------       ---------          --------------
Class IIIA-1 Notes          125              Aaa/AAA/AAA           HELOC                 Loan Group III      7/25/26
-------------------      ----------------- --------------------    ----------------       ---------          --------------
Class M-1 Notes             83                 Aa2/AA/AA           ALL                    ALL                7/25/26
Class M-2 Notes             83                   A2/A/A            ALL                    ALL                7/25/26
Class B-1 Notes             83                Baa3/BBB/BBB         ALL                    ALL                7/25/26
-------------------      ----------------- --------------------    ----------------       ---------          --------------
Class A- IO                 N/A                Aaa/AAA/AAA         HEL/HLTV Fixed      Group I & Group II    3/25/04
-------------------      ----------------- --------------------    ----------------       ---------          --------------

NOTE:

(a) Prepayment Assumptions: Group I Loans: 4% CPR building to 20% CPR over 12 months; Group II Loans 2% CPR building to 15% CPR over 15 months; and Group
     III Loans: 22% CPR less 2% constant draw rate ("CDR"), net 20% CPR.

(b) Transaction priced to 10% clean-up call; after the clean-up call date, the coupon on the Class IA-4 notes and the Class IIA-5 notes then outstanding will step up by 50 bps, the margin on the Class IIIA-1 notes then outstanding will increase by 2x and the margin on the Class M-1 notes, Class M-2 notes, and Class B-1 notes then outstanding will increase by 1.5x.

(c) The initial note balances shown above are subject to a permitted variance of plus or minus 5%

(d) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(e) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(f)  The note rate will increase by 0.50% per annum commencing on the Step-Up
     Date. The "STEP-UP DATE" is the first payment date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the cut-off date and (y) the amount on deposit in the pre-funding account on the closing date.

(g) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the related Step-Up Date, LIBOR plus ____% (the original margin multiplied by 2)) per annum, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group III and (iii)
     12.00% per annum.

(h) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(i) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(j) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(k)  The Class A-IO notes will have a notional balance equal to the lesser of
     (i) $54,112,000 (10.00% of the aggregate initial principal balance of the Group I and the Group II initial mortgage loans and additional mortgage loans) and (ii) the aggregate outstanding principal balance of the mortgage loans in loan groups I and II. The Class A-IO notes will not have a principal balance. Distributions on the Class A-IO notes are calculated at a 10% coupon on the outstanding notional balance for 30 months with a legal final of [March 25, 2004]. The modified duration on the Class A-IO notes is [1.23] years.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

$674,427,000
(SUBJECT TO A PERMITTED VARIANCE OF PLUS
OR MINUS 5%)
Title of the offered notes............  Home Equity Loan-Backed Term Notes,
                                        Series 2001-2.

Issuer................................  Irwin Home Equity Loan Trust 2001-2.

Depositor.............................  Bear Stearns Asset Backed Securities,
                                        Inc.

Transferor............................  IHE Funding Corp. II.

Originator and master servicer........  Irwin Union Bank and Trust Company.

Subservicer...........................  Irwin Home Equity Corporation.

Owner trustee.........................  Wilmington Trust Company.

Indenture trustee.....................  Wells Fargo Bank Minnesota, National
                                        Association.

Mortgage loans........................  Closed-end, fixed-rate home equity loans with combined loan-to-value ratios
                                        generally up to 100%, closed-end,
                                        fixed-rate home equity loans with
                                        combined loan-to-value ratios generally
                                        up to 125%, adjustable-rate home equity
                                        lines of credit with combined
                                        loan-to-value ratios generally up to
                                        100% and adjustable-rate home equity
                                        lines of credit with combined
                                        loan-to-value ratios generally up to
                                        125%, secured, in each case, by first,
                                        second or more junior mortgages or deeds of trust on one- to four-family residential properties with the characteristics specified in the tables attached hereto will be transferred to the issuer on the closing date. Additional fixed-rate home equity loans, adjustable-rate home equity lines of credit and additional draws on the initial home equity lines of credit, acquired by the transferor prior to the closing date will be sold to the issuer on the closing date. Along with the initial mortgage loans and the additional mortgage loans, the issuer will also purchase from Irwin Union Bank and Trust Company, mortgage loans consisting of fixed-rate home equity loans and adjustable-rate home equity lines of credit prior to March 31, 2002 and additional draws on previously acquired home equity lines of credit prior to September 30, 2005.

Statistical calculation date..........  The close of business on July 31, 2001.

Cut-off date..........................  The close of business on August 31, 2001 for the initial mortgage loans. In the
                                        case of any additional mortgage loan
                                        sold to the trust on the closing date,
                                        the later of August 31, 2001 and the
                                        origination date of such mortgage loan.
                                        For any subsequent mortgage loan sold to the trust after the closing date, the applicable sale date of such mortgage loan to the trust.

Closing date..........................  On or about September[25], 2001.

Payment dates.........................  Beginning in October 2001 on the 25th
                                        day of each month or, if the 25th day is not a business day, on the next business day.

Form of offered notes.................  Book-entry form, same day funds through
                                        DTC, Clearstream or Euroclear.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                                      OFFERED NOTES

                                                 INITIAL RATING      EXPECTED
                  NOTE         INITIAL NOTE        (MOODY'/          FINAL PAYMENT  LEGAL FINAL
CLASS             RATE          BALANCE(1)        (S&P/FITCH)        DATE(2)        PAYMENT DATE     DESIGNATIONS
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IA-1           Variable(3)     $80,425,000        Aaa/AAA/AAA           6/25/2003       1/25/2011  Senior/
                                                                                                   Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IA-2                %          $17,480,000        Aaa/AAA/AAA          12/25/2003       7/25/2012  Senior/Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IA-3                %          $48,369,000        Aaa/AAA/AAA          10/25/2005       8/25/2015  Senior/Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IA-4              %(4)         $33,656,000        Aaa/AAA/AAA          11/25/2010       2/25/2027  Senior/Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIA-1          Variable(5)     $79,765,000        Aaa/AAA/AAA           7/25/2003       2/25/2011  Senior/
                                                                                                   Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIA-2               %          $11,772,000        Aaa/AAA/AAA          11/25/2003      11/25/2011  Senior/Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIA-3               %          $64,233,000        Aaa/AAA/AAA          12/25/2005       3/25/2015  Senior/ Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIA-4               %          $21,258,000        Aaa/AAA/AAA           7/25/2007       1/25/2016  Senior/Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIA-5             %(4)         $46,639,000        Aaa/AAA/AAA           2/25/2012       2/25/2027  Senior/ Fixed
                                                                                                   Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
IIIA-1         Variable(6)     $130,000,000       Aaa/AAA/AAA           2/25/2012       7/25/2026  Senior/
                                                                                                   Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
                                                                                                   Senior/Fixed
                                                                                                   Rate/Interest
A-IO          10.000%(7)           (8)            Aaa/AAA/AAA           3/25/2004       3/25/2004  Only
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
                                                                                                    Subordinate/
M-1           Variable(9)      $53,022,000         Aa2/AA/AA            2/25/2012       7/25/2026   Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
                                                                                                     Subordinate/
M-2            Variable (10)   $43,904,000           A2/A/A             2/25/2012       7/25/2026    Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
                                                                                                      Subordinate/
B-1            Variable(11)     $43,904,000        Baa3/BBB/BBB          2/25/2012       7/25/2026     Variable Rate
------------- -------------- ----------------- ------------------- --------------- --------------- -----------------
Total
Offered
Notes                          $674,427,000
-------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2) Based on the assumption that the master servicer has exercised its option to repurchase all of the mortgage loans and the other assumptions described herein. Due to losses and prepayments on the mortgage loans, the final payment dates on each class of offered notes may be substantially earlier or later than such dates.

(3) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(4)  The note rate will increase by 0.50% per annum commencing on the Step-Up
     Date. The "STEP-UP DATE" is the first payment date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the cut-off date and (y) the amount on deposit in the pre-funding account on the closing date.

(5) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(6) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the related Step-Up Date, LIBOR plus ____% (the original margin multiplied by 2)) per annum, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group III and (iii)
     12.00% per annum.

(7) The Class A-IO notes will be interest only notes. Interest will accrue on the notional balance of the Class A-IO notes.

(8)  The Class A-IO notes will have a notional balance equal to the lesser of
     (i) $54,112,000 (10.00% of the aggregate initial principal balance of the Group I and the Group II initial mortgage loans and additional mortgage loans) and (ii) the aggregate outstanding principal balance of the mortgage loans in loan groups I and II. The Class A-IO notes will not have a principal balance.

(9) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(10) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(11) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE OFFERED NOTES

The Class IA-1 notes, Class IA-2 notes, Class IA-3 notes and the Class IA-4 notes are collectively referred to as the Group I notes. The Class IIA-1 notes, Class IIA-2 notes, Class IIA-3 notes, Class IIA-4 notes and the Class IIA-5 notes are collectively referred to as the Group II notes. The Class IIIA-1 notes and the variable funding notes are collectively referred to as the Group III notes. The Group I notes, the Group II notes and the Group III notes are collectively referred to as the Class A notes. The Class M-1 notes, the Class M-2 notes and the Class B-1 notes are collectively referred to as the subordinate notes. The Class A notes (other than the variable funding notes), the Class A-IO notes and the subordinate notes are collectively referred to as the offered notes.

THE VARIABLE FUNDING NOTES

In addition to the offered notes, the trust will also issue Home Equity Loan-Backed Variable Funding Notes, Series 2001-2. The variable funding notes will not be offered by this prospectus supplement. The variable funding notes will have a variable funding balance of $0 on the closing date. Any information concerning the variable funding notes included in this prospectus supplement is only included to provide you with a better understanding of the offered notes.

During the managed amortization period, if amounts on deposit in the funding account and principal collections on the mortgage loans in loan group III are insufficient to fund all of the additional balances on the home equity lines of credit arising during the related collection period, the variable funding balance will be increased by the shortfall. After the termination of the managed amortization period, the variable funding balance will be increased by the principal balance of all additional balances on the home equity lines of credit arising during the related collection period.

THE CERTIFICATES

The trust will also issue Home Equity Loan-Backed Certificates, Series 2001-2, which will not be offered by this prospectus supplement. Any information concerning the certificates included in this prospectus supplement is only included to provide you with a better understanding of the offered notes. The certificates will be subordinated to the offered notes and the variable funding notes. The certificates will be issued pursuant to the trust agreement and will represent the beneficial ownership interests in the trust.

THE TRUST

The depositor will establish Irwin Home Equity Loan Trust 2001-2, a Delaware business trust. The trust will be established pursuant to a trust agreement, dated as of August 31, 2001, between the depositor and the owner trustee. The trust will issue the notes pursuant to an indenture dated as of August 31, 2001, between the issuer and the indenture trustee. The assets of the trust will include:

     o the unpaid principal balance of the mortgage loans as of the close of business on the initial cut-off date;

     o the unpaid principal balance as of the related cut-off date of mortgage loans added to the property of the trust after the closing date; and

     o any additions to the home equity lines of credit as a result of draws or new advances of money made pursuant to the applicable loan agreement after the cut-off date or related subsequent cut-off date.

The unpaid principal balance of a home equity line of credit on any day will be equal to:

     o    its cut-off date balance,

     o PLUS any additional balances relating to that home equity line of credit sold to the issuer before that day,

     o MINUS all collections credited against the principal balance of that home equity line of credit in accordance with the related loan agreement since the cut-off date or related subsequent cut-off date.

The principal balance of a liquidated home equity line of credit or a closed-end home equity loan after the final recovery of related liquidation proceeds will be zero.

In addition to the mortgage loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in the pre-funding account and the capitalized interest account and collections on the mortgage loans. Payments of interest and principal on the notes will be made only from payments received in connection with the mortgage loans

MORTGAGE LOAN GROUPS

The mortgage loans assigned and transferred to the issuer and pledged to the indenture trustee as of the closing date will be divided into three loan groups.

Loan group I will include initial mortgage loans which consist solely of fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally up to 100%, secured by first, second or more junior mortgages or deeds of trust on residential properties.

Loan group II will include initial mortgage loans which consist solely of fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally over 100% and generally up to 125%, secured by second or more junior mortgages or deeds of trust on residential properties.

Loan group III will include initial mortgage loans which consist of (i) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally up to 100% and (ii) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally over 100% and generally up to 125%, secured in both cases by first, second or more junior mortgages or deeds of trust on residential properties.

PRE-FUNDING ACCOUNT

On the closing date, an amount equal to the excess of the aggregate initial principal balance of the offered notes plus the initial overcollateralization amount over the aggregate principal balance of the initial mortgage loans and the additional mortgage loans acquired by the trust on the closing date will be deposited from the proceeds of the sale of the offered notes into a pre-funding account. Approximately $[135.2] million will be allocated to purchasing subsequent home equity loans for loan group I, approximately $[150.8] million will be allocated to purchasing subsequent home equity loans for loan group II and approximately $[39.1] million will be allocated to purchasing subsequent home equity lines of credit for loan group III.

The transferor will be obligated to sell mortgage loans to the trust after the closing date and the trust will be obligated, subject to the provisions of the sale and servicing agreement, to purchase such subsequent mortgage loans from funds on deposit in the pre-funding account during the period from the closing date until the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $100,000, (ii) March 31, 2002 and (iii) the occurrence, if any, of a servicer default under the sale and servicing agreement or an amortization event.

Amounts on deposit in the pre-funding account will be invested in permitted investments specified in the indenture. Any amount remaining in the pre-funding account at the end of the pre-funding period that was allocated to purchase subsequent mortgage loans for loan groups I or II will be treated as principal collections for the related loan group. Any amount remaining in the pre-funding account at the end of the pre-funding period described above that was allocated to purchase subsequent home equity lines of credit for loan group III will generally be used to purchase additional balances through the end of the managed amortization period, and thereafter will be treated as principal collections for loan group III.

CAPITALIZED INTEREST ACCOUNT

On the closing date, the transferor will make a cash deposit from the proceeds of the sale of the offered notes into a capitalized interest account held by the indenture trustee, unless a letter of credit evidencing the availability of such amount is delivered to the indenture trustee on the closing date. Any letter of credit must be in form and substance, and from a provider, acceptable to the rating agencies. Amounts on deposit in the capitalized interest account will be withdrawn, or drawings under such letter of credit will be made, on each payment date during the pre-funding period to fund portions of the interest payments on the notes to the extent set forth in the indenture and the sale and servicing agreement. To the extent not needed to fund portions of the interest payments on the notes on the current or any future payment date, amounts on deposit in the capitalized interest account may be withdrawn by the transferor, or such letter of credit may be reduced, on any payment date during the pre-funding period.

FUNDING ACCOUNT

An account designated the "funding account" will be set up with the indenture trustee on the closing date. On each payment date during the period beginning at the end of the pre-funding period described above and terminating at the end of the managed amortization period, the indenture trustee, first from any amounts transferred from the pre-funding account to the funding account and second from principal collections on the mortgage loans, will apply such amounts to buy additional balances for loan group III, to the extent they are available.

The managed amortization period will only be in effect for the Group III notes and will be the period beginning on the closing date and ending on the earlier of (1) September 30, 2005 and (2) the occurrence of an amortization event. To the extent that any amounts deposited in the funding account have not been applied to buy additional balances at the end of the managed amortization period, the amount left in the funding account will be paid treated as principal collections for loan group III.

INTEREST PAYMENTS

Interest payments on each class of the offered notes will be made monthly on each payment date, beginning in October 2001, at the respective note rates described above. The Class A-IO notes, which will be interest only notes, will only receive interest payments up to and including the payment date in March 2004. Interest on the Class A notes that are offered notes (other than the Class IA-1 notes, Class IIA-1 notes and Class IIIA-1 notes) and the Class A-IO notes for each payment date will accrue during the calendar month preceding the month in which such payment date occurs, on the basis of a 30-day month and a 360-day year. Interest on the Class IA-1 notes, Class IIA-1 notes, Class IIIA-1 notes and the subordinate notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date) from the closing date through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year. Interest on the Class A notes and the Class A-IO notes is paid senior in priority to interest on the subordinate notes.

All interest payments on the notes for any payment date will be allocated to the notes based on their respective interest accruals. Interest will accrue on the Class A-IO notes on the notional balance thereof. The initial notional balance of the Class A-IO notes will be $54,112,000 and will not be subject to reduction unless the aggregate principal balance of all of the home equity loans in loan groups I and II is reduced below $54,112,000 on or before March 1, 2004. The interest rate on the variable funding notes for any payment date will equal the note rate on the Class IIIA-1 notes for the related interest period.

PRINCIPAL PAYMENTS

Payments made to the holders of the Class A notes on each payment date with respect to the Principal Collection Distribution Amount, the Liquidation Loss Amount and the Overcollateralization Increase Amount will be distributed concurrently to (a) the Group I notes in the aggregate, (b) the Group II notes in the aggregate and (c) the Group III notes in the aggregate, in each case in proportion to the percentage of the Net Principal Collections derived from the related loan group (with respect to which any related notes are outstanding) for that payment date, until the principal balances of the Group I notes in the aggregate, the Group II notes in the aggregate and the Group III notes in the aggregate have been reduce to zero.

During the managed amortization period, Principal Collections on the mortgage loans in loan group III may be used to fund additional balances created during the related collection period, which balances will be allocated to loan group
III. This will reduce the Net Principal Collections for loan group III and the Principal Collection Distribution Amount.

After either the Group I notes in the aggregate, the Group II notes in the aggregate or the Group III notes in the aggregate are reduced to zero, the Principal Collection Distribution Amount, Liquidation Loss Amount and the Overcollateralization Increase Amount will be distributed to the remaining class or classes of the Class A notes, as described in the next paragraph, to the extent necessary to pay principal due on those classes.

Payments of principal that are allocated to the Group I notes and the Group II notes will be paid sequentially within the respective group of notes, which means that principal will not be paid on any class of notes unless the principal balance of each class of notes within such group with a lower numerical designation has been reduced to zero. Payments of principal that are allocated to the Group III notes will be paid to the Class IIIA-1 notes and the variable funding notes pro rata based on the outstanding principal balance or variable funding balance, as applicable, thereof until paid in full.

Because principal payments on the Class A notes in respect of Liquidation Loss Amounts and Overcollateralization Increase Amounts will be allocated between the Group I notes, the Group II notes and the Group III notes in proportion to the Net Principal Collections for the related loan group, and not in proportion to the amount of Liquidation Loss Amounts on mortgage loans in the related loan group or the Overcollateralization Amount derived from that loan group, excess interest collections from one loan group may be applied on any payment date to make principal payments to the notes corresponding to another loan group.

For at least thirty months after the closing date, no principal payments will be distributed to the Class M-1 notes, the Class M-2 notes and the Class B-1 notes, unless the principal balances of all of the Class A notes have been reduced to zero. In addition, if on any payment date the loss or delinquency tests are not satisfied, amounts otherwise payable to the Class M-1 notes, the Class M-2 notes or the Class B-1 notes with respect to principal will be paid to the Class A notes, and the Class M-1 notes, the Class M-2 notes and the Class B-1 notes will receive no distributions of principal on that payment date. No principal will be paid to the Class A-IO notes, which are interest only notes.

On the related legal final payment date, principal will be due and payable on the notes in an amount equal to the related principal balance (or the variable funding balance in the case of the variable funding notes) remaining outstanding on that payment date.

The release of overcollateralization after the step-down date is subject to the following loss and delinquency tests:

     o satisfaction of a cumulative liquidation loss amount test such that the fraction, (expressed as a percentage) of cumulative liquidation loss amounts as of the respective payment date divided by the principal balance of the initial mortgage loans and the additional mortgage loans is less than or equal to the percentage set forth below for the related collection period specified below:

     COLLECTION     CUMULATIVE LIQUIDATION
     PERIOD         LOSS AMOUNT PERCENTAGE

     30 - 48               9.5%

     49 - 60               11.25%

     61 - 84               11.75%

     85+                   12.25%; and

     o satisfaction of a delinquency test such that the three-month rolling average of the principal balance of the mortgage loans that are 60 days or more delinquent in the payment of principal and interest is less than 17.75% of the Senior Enhancement Percentage.


PRIORITY OF PAYMENTS ON THE NOTES

Payments of principal and interest on the mortgage loans will be collected each month. After retaining its master servicing fee and amounts that reimburse the master servicer or the subservicer for reimbursable expenses, the master servicer will forward all collections on the mortgage loans to the indenture trustee and on each payment date, these amounts and any interest rate cap payments, after the indenture trustee reimburses itself for any reimbursable expenses, will be allocated as follows:

     o FIRST, to pay any prepayment penalties collected on the mortgage loans to the holders of the certificates;

     o SECOND, for any payment date up to and including the March 2004 payment date, an amount not to exceed $[165,000] to the interest rate cap counterparty;

     o THIRD, to pay accrued and unpaid interest due on the principal balances of the notes at the respective note rates as follows:

     o (i) first, to the Class A notes and the Class A-IO notes, on a pro rata basis in accordance with the amount of accrued interest due thereon;

     o    (ii) second, to the Class M-1 notes;

     o    (iii) third, to the Class M-2 notes; and

     o    (iv) fourth, to the Class B-1 notes;

     o FOURTH, to pay as principal on the notes (other than the Class A-IO notes), in an amount equal to the Principal Collection Distribution Amount for that payment date as follows:

          o (i) first, to the Class A notes, in the order described above under "Principal Payments," the amount necessary to reduce the aggregate principal balance of the Class A notes to the Class A Optimal Principal Balance;

          o (ii) second, to the Class M-1 notes, the amount necessary to reduce the principal balance of the Class M-1 notes to the Class M-1 Optimal Principal Balance;

          o (iii) third, to the Class M-2 notes, the amount necessary to reduce the principal balance of the Class M-2 notes to the Class M-2 Optimal Principal Balance; and

          o (iv) fourth, to the Class B-1 notes, the amount necessary to reduce the principal balance of the Class B-1 notes to the Class B Optimal Principal Balance;

          o FIFTH, to pay to the Class A notes, in the order described above under "Principal Payments," until the aggregate principal balance of the Class A notes has been reduced to the Class A Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period, and any Liquidation Loss Amounts allocated to the Class A notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

          o SIXTH, to pay to the Class M-1 notes, until the principal balance of the Class M-1 notes has been reduced to the Class M-1 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above, and any Liquidation Loss Amounts allocated to the Class M- I notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

          o SEVENTH, to pay to the Class M-2 notes, until the principal balance of the Class M-2 notes has been reduced to the Class M-2 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above or the Class M-1 notes under clause SIXTH above, and any Liquidation Loss Amounts allocated to the Class M-2 notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

          o EIGHTH, to pay to the Class B-1 notes, until the principal balance of the Class B-1 notes has been reduced to the Class B-1 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above, the Class M- 1 notes under clause SIXTH above or the Class M-2 notes under clause seventh above, and any Liquidation Loss Amounts allocated to the Class B-1 notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

          o NINTH, to pay to the Class A notes, in the order described above under "-Principal Payments," the Overcollateralization Increase Amount, if any, to reduce the aggregate principal balance of the Class A notes to the Class A Optimal Principal Balance;

          o TENTH, to pay to the Class M-1 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above, to reduce the principal balance of the Class M-1 notes to the Class M- I Optimal Principal Balance;

          o ELEVENTH, to pay to the Class M-2 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above or the Class M-1 notes pursuant to clause TENTH above, to reduce the principal balance of the Class M-2 notes to the Class M-2 Optimal Principal Balance;

          o TWELFTH, to pay to the Class B-1 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above, the Class M-1 notes pursuant to clause TENTH above or the Class M-2 notes pursuant to clause ELEVENTH above, to reduce the principal balance of the Class B-1 notes to the Class B-1 Optimal Principal Balance;

          o THIRTEENTH, to pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee;

          o FOURTEENTH, to pay the holders of the Class IIIA-1 notes and the variable funding notes, PRO RATA, any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable interest rate caps), together with interest thereon;

          o FIFTEENTH, to pay the holders of the Class M-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class M-1 note interest rate cap), together with interest thereon;

          o SIXTEENTH, to pay the holders of the Class M-2 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class M-2 note interest rate cap), together with interest thereon;

          o SEVENTEENTH, to pay the holders of the Class B-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class B-1 note interest rate cap), together with interest thereon; and

          o EIGHTEENTH, any remaining amounts to the holders of the certificates.


CREDIT ENHANCEMENT

The credit enhancement provided for the benefit of the offered notes consists of:

SUBORDINATION. To the extent no overcollateralization exists with respect to losses on the mortgage loans during the related collection period in excess of amounts available to be paid on that payment date pursuant to clauses FIFTH through EIGHTH above under "Priority of Payments on the Notes" will be allocated in full to the first class of notes listed below with a principal balance greater than zero:

          o    Class B-1 notes;

          o    Class M-2 notes; and

          o    Class M-1 notes.

When this occurs, the principal balance of the class of notes to which the loss is allocated is reduced, without a corresponding payment of principal.

If none of the Class M-1 notes, Class M-2 notes or Class B-1 notes remain outstanding, losses will be allocated among the Class A notes, in proportion to their remaining principal balances.

EXCESS SPREAD. The weighted average mortgage loan rate is generally expected to be higher than the sum of (a) the master servicing fee of 1.00%, (b) for any payment date up to and including the March 2004 payment date, the fee of the interest rate cap counterparty not expected to exceed [0.25]% and (c) the weighted average note rate. On each payment date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization.

OVERCOLLATERALIZATION. On the closing date, there will be overcollateralization equal to $1,012,976 (or 0.15% of the aggregate principal balance of the offered notes). In addition, excess interest that is not needed to cover losses will be used to make additional principal payments on the notes, until the aggregate principal balance of the mortgage loans exceeds the aggregate principal balance of the offered notes (other than the Class A-IO notes) and the variable funding balance of the variable funding notes by a specified amount. This excess will represent overcollateralization, which will absorb losses on the mortgage loans, to the extent of the overcollateralization, if they are not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will be paid to the notes as principal, until the required level of overcollateralization is reached.

INTEREST RATE CAP AGREEMENT. On the closing date, the trust will enter into an interest rate cap with Bear Stearns Financial Products, Inc., (Aaa/AAA) as the interest rate cap counterparty. The interest rate cap counterparty, an affiliate of one of the underwriters, will be required to make payments to the trust on any payment date for which LIBOR is greater than a specified rate. The required payment will be in an amount equal to the product of (1) LIBOR minus a specified rate and (2) the notional amount of the interest rate cap which will be equal to the lesser of (a) the then outstanding principal balance of the subordinate notes and (b) the initial principal balance of the subordinate notes reduced by any payments that would be paid to them under the specified pricing speed and assuming that there are no losses on the mortgage loans.

LEGAL INVESTMENT

Since the note rates on the subordinate notes are based on LIBOR and under certain prepayment and loss scenarios, payments on the subordinate notes would be supported in whole or in part by fixed rate mortgage loans, the interest rate cap will be acquired by the trust to make it more likely that the subordinate notes will be paid the applicable note rates based on LIBOR.

OPTIONAL REDEMPTION

The master servicer may, at its option repurchase all but not less than all of the mortgage loans on any payment date on which the aggregate outstanding principal balance of the mortgage loans (after applying payments received in the related collection period), is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the related cut-off date and (y) the amount on deposit in the pre-funding account on the closing date. The purchase price must equal an amount equal to the sum of all accrued and unpaid interest (including interest carry-forward amounts on the Group III notes and the subordinate notes) and the outstanding principal balance of the notes.

An exercise of the optional redemption will cause the aggregate outstanding note balance of the notes to be paid in full sooner than it otherwise would have been paid.

RATINGS

When issued, the offered notes will receive the ratings indicated in the chart above. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans or the likelihood of the payment of any interest carry-forward amounts. The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered notes.

The offered notes will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered notes constitute legal investments for you.

ERISA CONSIDERATIONS

Subject to important considerations, the depositor expects that the offered notes may be purchased by persons investing assets of employee benefit plans or individual retirement accounts. Plans should consult with their legal advisors before investing in the offered notes.

TAX STATUS

For federal income tax purposes, the offered notes will be treated as debt. The trust itself will not be subject to tax.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

"Class A Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date or after the Step-down Date if the loss or delinquency tests have not been satisfied, zero; and with respect to any other payment date, an amount equal to the Pool Balance as of the preceding Determination Date minus the sum of (a) approximately [41.70]% of the Pool Balance as of the preceding Determination Date and (b) the Overcollateralization Target Amount for such payment date.

"Class B Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate of the principal balances of the Class A notes, the Class M-1 notes and the Class M-2 notes (after taking into account any payments made on such payment date in reduction of such principal balances) and (b) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class B Optimal Principal Balance will not be reduced below the Class B Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Class M-1 Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate principal balance of the Class A notes (after taking into account payments made on such payment date in reduction of such principal balance ), (b) approximately [26.00]% of the Pool Balance as of the preceding Determination Date, and (c) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class M-l Optimal Principal Balance will not be reduced below the Class M-1 Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Class M-2 Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate principal balances of the Class A notes and the Class M-1 notes (after taking into account payments made on such payment date in reduction of such principal balances), (b) approximately [13.00]% of the Pool Balance as of the preceding Determination Date, and (c) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class M-2 Optimal Principal Balance will not be reduced below the Class M-2 Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Liquidation Loss Amount" means, with respect to any payment date and any liquidated mortgage loan, the unrecovered principal balance of the liquidated mortgage loan at the end of the related collection period in which the mortgage loan became a liquidated mortgage loan, after giving effect to the net liquidation proceeds for that mortgage loan.

"Net Principal Collections" means, with respect to any payment date,

          o    for loan group I, the Principal Collections for Loan Group I;

          o    for loan group II, the Principal Collections for Loan Group II;

          o for loan group III, (1) during the managed amortization period, the difference (but not less than zero) of Principal Collections for Loan Group III minus Principal Collections for Loan Group III used by the trust to acquire additional balances during the related collection period and (2) after the managed amortization period, the Principal Collections for Loan Group III.

"Overcollateralization Amount" means, with respect to any payment date, the amount, if any, by which the outstanding principal balance of the mortgage loans as of the close of business on the last day of the related collection period, after applying payments received in that collection period, plus amounts on deposit in the pre-funding account and the funding account, exceeds the principal balance of the notes on that payment date, after taking into account the payment of the Principal Collection Distribution Amount and the Liquidation Loss Amounts for such payment date.

"Overcollateralization Increase Amount" means, with respect to any payment date, the amount necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

"Overcollateralization Release Amount" means, with respect to any date of determination, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount.

"Overcollateralization Target Amount" means, as to any payment date prior to the Step-down Date, an amount equal to 4.50% of the initial Pool Balance. On or after the Step-down Date, the Overcollateralization Target Amount will be equal to the lesser of (a) the Overcollateralization Target Amount as of the initial payment date and (b) 9.00% of the current Pool Balance (after applying payments received in the related collection period), but not lower than approximately $[3,377,200], which is 0.50% of the initial Pool Balance. However, any scheduled reduction to the Overcollateralization Target Amount described in the preceding sentence shall not be made as of any payment date unless the loss and delinquency tests are satisfied. In addition, the Overcollateralization Target Amount may be reduced with the prior written consent of the rating agencies.

"Pool Balance" means, with respect to any date, the aggregate of the sum of the principal balances of all mortgage loans conveyed to the trust as of that date and amounts, if any, on deposit in the Funding Account and the Pre-Funding Account.

"Principal Collections" means, with respect to any payment date, an amount equal to the sum of:

          o the amount collected during the related collection period, including net liquidation proceeds, repurchase proceeds and proceeds of an optional purchase, allocated to principal of the mortgage loans pursuant to the terms of the related mortgage notes;

          o amounts remaining in the pre-funding account at the end of the pre-funding period and not transferred to the funding account; and

          o amounts remaining in the funding account at the end of the managed amortization period.

"Principal Collection Distribution Amount" means, with respect to any payment date, the total Principal Collections for that payment date minus (1) any Overcollateralization Release Amount for such payment date and (2) during the managed amortization period, Principal Collections for Loan Group III used by the trust to acquire additional balances during the related collection period.

"Senior Enhancement Percentage" means, with respect to any payment date, the percentage obtained by dividing:

          o the excess of (a) the Pool Balance as of the first day of the related collection period over (b) the aggregate principal balance of the Class A notes immediately prior to such payment date, by

          o the Pool Balance as of the first day of the related collection period.

"Step-down Date" means the first payment date occurring after the payment date in March 2004 as to which the aggregate principal balance of the Class A notes (after applying payments received in the related collection period) will be able to be reduced on such payment date (such determination to be made by the master servicer prior to the indenture trustee making actual distributions on such payment date) to an amount equal to the excess, if any, of (a) the Pool Balance as of such payment date (after applying payments received in the related collection period) over (b) the greater of (i) approximately 9.00% of the Pool Balance as of the end of the related collection period, and (ii) 4.50% of the initial Pool Balance, provided that the loss and delinquency tests have been satisfied.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: COLLATERAL TABLES
-------------------------------------------------------------------------------------------------------------------
COLLATERAL SUMMARY
INITIAL AGGREGATE MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HEL'S, HEL 125'S, HELOC'S AND HELOC 125'S
--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                                                    8,508

TOTAL OUTSTANDING LOAN BALANCE:                                                                 $355,771,166.60

AVERAGE LOAN PRINCIPAL BALANCE:                                                                      $41,816.08

WA COUPON:                                                                                              13.172%
                                                                                            (6.650% to 21.400%)

INDEX (EXCLUDING HEL'S & HEL 125'S):                                                                      Prime
WA NEXT RATE CHANGE DATE (EXCLUDING HEL'S & HEL 125'S):                                                 1 month
RATE RESET FREQUENCY (EXCLUDING HEL'S AND HEL 125'S):                                                   Monthly

WA REMAINING TERM TO MATURITY (MONTHS):                                                                     217
                                                                                                    (52 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                               225
                                                                                                    (60 to 300)

WA CLTV:                                                                                                106.07%

WA DEBT-TO-INCOME:                                                                                       41.89%

LIEN POSITION:                                                         First Lien:                        1.27%
                                                                      Second Lien:                       96.45%
                                                                       Third Lien:                        2.28%

PROPERTY TYPE:                                             Single-Family Dwelling:                       85.96%
                                                                      Planned Unit                        8.48%
                                                                      Development:
                                                                      Condominium:                        4.59%
                                                                        Leasehold:                        0.74%
                                                                     Multi-Family:                        0.22%

OCCUPANCY STATUS:                                                  Owner Occupied:                       99.75%
                                                               Non-Owner Occupied:                        0.25%

GEOGRAPHIC DISTRIBUTION:                                               California:                       25.43%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                   Florida:                        6.23%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      Virginia:                        5.53%
LOAN PRINCIPAL BALANCE)


HEL'S, HEL 125'S, HELOC'S AND HELOC 125'S (CONT'D)

CREDIT QUALITY:                                                         Excellent:                       74.82%
(PER IRWIN'S GUIDELINES)                                                 Superior:                       15.93%
                                                                             Good:                        7.67%
                                                                        Non-Prime:                        1.01%
                                                                             Fair:                        0.57%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                       19.79%
                                                                         6 Months:                        0.01%
                                                                        12 Months:                        0.02%
                                                                        24 Months:                        0.57%
                                                                        36 Months:                       33.62%
                                                                        42 Months:                        0.02%
                                                                        48 Months:                        0.24%
                                                                        60 Months:                       45.73%

ORIGINATION CHANNEL:                                                  Direct Mail:                       44.02%
                                                                    Correspondent:                       23.50%
                                                                           Broker:                       23.33%
                                                                      Acquisition:                        9.14%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


COLLATERAL SUMMARY
INITIAL GROUP I MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE)  -
HEL'S
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                                              2,118

TOTAL OUTSTANDING LOAN BALANCE:                                                            $93,751,272.20

AVERAGE LOAN PRINCIPAL BALANCE:                                                                $44,264.06

WA COUPON:                                                                                        11.431%
                                                                                      (7.400% to 20.280%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                               213
                                                                                              (52 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                         217
                                                                                              (60 to 300)

WA CLTV:                                                                                           91.21%

WA DEBT-TO-INCOME:                                                                                 40.92%

LIEN POSITION:                                                        First Lien:                   1.90%
                                                                     Second Lien:                  96.85%
                                                                      Third Lien:                   1.25%

PROPERTY TYPE:                                            Single-Family Dwelling:                  85.12%
                                                        Planned Unit Development:                   9.99%
                                                                     Condominium:                   4.09%
                                                                    Multi-Family:                   0.41%
                                                                       Leasehold:                   0.39%

OCCUPANCY STATUS:                                                 Owner Occupied:                  99.62%
                                                              Non-Owner Occupied:                   0.38%

GEOGRAPHIC DISTRIBUTION:                                              California:                  40.36%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                  Florida:                   5.57%
FOR LESS THAN 5.00% OF THE MORTGAGE                                     Virginia:                   5.55%
LOAN PRINCIPAL BALANCE)                                               New Jersey:                   5.29%

CREDIT QUALITY:                                                        Excellent:                  74.72%
(PER IRWIN'S GUIDELINES)                                                Superior:                  16.79%
                                                                            Good:                   7.85%
                                                                            Fair:                   0.51%
                                                                       Non-Prime:                   0.13%

PREPAYMENT PENALTY:                                        No Prepayment Penalty:                  13.43%
                                                                       12 Months:                   0.08%
                                                                       24 Months:                   1.34%
                                                                       36 Months:                  31.46%
                                                                       48 Months:                   0.34%
                                                                       60 Months:                  53.35%

ORIGINATION CHANNEL:                                                 Direct Mail:                  55.97%
                                                                   Correspondent:                  22.66%
                                                                          Broker:                  21.37%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


COLLATERAL SUMMARY
INITIAL GROUP II MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HEL 125'S
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                                              3,907

TOTAL OUTSTANDING LOAN BALANCE:                                                           $163,877,369.68


AVERAGE LOAN PRINCIPAL BALANCE:                                                                $41,944.55

WA COUPON:                                                                                        15.048%
                                                                                      (8.990% to 21.400%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                               230
                                                                                              (60 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                         231
                                                                                              (61 to 300)

WA CLTV:                                                                                          118.11%

WA DEBT-TO-INCOME:                                                                                 41.79%

LIEN POSITION:                                                        Second Lien:                 98.67%
                                                                       Third Lien:                  1.33%

PROPERTY TYPE:                                             Single-Family Dwelling:                 84.22%
                                                         Planned Unit Development:                  9.51%
                                                                      Condominium:                  5.43%
                                                                        Leasehold:                  0.79%
                                                                     Multi-Family:                  0.05%

OCCUPANCY STATUS:                                                  Owner Occupied:                 99.95%
                                                               Non-Owner Occupied:                  0.05%

GEOGRAPHIC DISTRIBUTION:                                               California:                 18.63%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                   Florida:                  7.68%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      Maryland:                  7.13%
LOAN PRINCIPAL BALANCE)                                                  Virginia:                  6.56%

CREDIT QUALITY:                                                         Excellent:                 76.23%
(PER IRWIN'S GUIDELINES)                                                 Superior:                 15.98%
                                                                             Good:                  7.71%
                                                                             Fair:                  0.08%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                 12.13%
                                                                         6 Months:                  0.02%
                                                                        24 Months:                  0.16%
                                                                        36 Months:                 44.67%
                                                                        42 Months:                  0.05%
                                                                        48 Months:                  0.19%
                                                                        60 Months:                 42.77%

ORIGINATION CHANNEL:                                                Correspondent:                 38.06%
                                                                      Direct Mail:                 34.67%
                                                                           Broker:                 27.26%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


COLLATERAL SUMMARY
INITIAL GROUP III MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HELOC'S AND HELOC 125'S
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS:                                                                                    2,483

TOTAL OUTSTANDING LOAN BALANCE:                                                                  $98,142,524.72

AVERAGE LOAN PRINCIPAL BALANCE:                                                                      $39,525.79

WA COUPON:                                                                                              11.703%
                                                                                            (6.650% to 18.900%)

INDEX:                                                                                                    Prime
WA MARGIN:                                                                                                4.71%
WA LIFETME CAP:                                                                                          20.11%
WA LIFETME FLOOR:                                                                                        10.45%
WA NEXT RATE CHANGE DATE:                                                                               1 month
RATE RESET FREQUENCY:                                                                                   Monthly

WA REMAINING TERM TO MATURITY (MONTHS):                                                                     199
                                                                                                    (57 to 240)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                               221
                                                                                                   (180 to 300)

WA CLTV:                                                                                                100.16%

WA DEBT-TO-INCOME:                                                                                       42.98%

LIEN POSITION:                                                         First Lien:                        2.80%
                                                                      Second Lien:                       92.35%
                                                                       Third Lien:                        4.85%

PROPERTY TYPE:                                             Single-Family Dwelling:                       89.66%
                                                         Planned Unit Development:                        5.33%
                                                                      Condominium:                        3.68%
                                                                        Leasehold:                        1.01%
                                                                     Multi-Family:                        0.32%

OCCUPANCY STATUS:                                                  Owner Occupied:                       99.53%
                                                               Non-Owner Occupied:                        0.47%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


COLLATERAL SUMMARY
INITIAL GROUP III MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HELOC'S AND HELOC 125'S (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION:                                               California:                       22.53%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                  Illinois:                        7.60%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      New York:                        6.22%
LOAN PRINCIPAL BALANCE)                                                  Michigan:                        5.51%
                                                                             Ohio:                        5.21%
                                                                       Washington:                        5.07%

CREDIT QUALITY:                                                         Excellent:                       72.54%
(PER IRWIN'S GUIDELINES)                                                 Superior:                       15.05%
                                                                             Good:                        7.42%
                                                                        Non-Prime:                        3.54%
                                                                             Fair:                        1.44%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                       38.65%
                                                                        24 Months:                        0.49%
                                                                        36 Months:                       17.23%
                                                                        48 Months:                        0.22%
                                                                        60 Months:                       43.40%

ORIGINATION CHANNEL:                                                  Direct Mail:                       48.22%
                                                                     Acquisitions:                       33.15%
                                                                           Broker:                       18.63%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                           INITIAL AGGREGATE MORTGAGE LOANS

                                 LIEN POSITION OF INITIAL AGGREGATE MORTGAGE LOANS


                                                            UNPAID                        PERCENTAGE OF STATISTICAL
                                   NUMBER OF INITIAL        PRINCIPAL BALANCE             CALCULATION DATE PRINCIPAL
                                   AGGREGATE MORTGAGE       OF INITIAL AGGREGATE          BALANCE OF INITIAL
   LIEN POSITION                   LOANS                    MORTGAGE LOANS                AGGREGATE  MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   First Lien                          92                      $4,529,884.04                     1.27%
   Second Lien                      8,203                     343,127,227.88                     96.45
   Third Lien                         213                       8,114,054.68                      2.28
   ----------------------------------------------------------------------------------------------------------
       Total                        8,508                    $355,771,166.60                   100.00%
   ----------------------------------------------------------------------------------------------------------



                               MORTGAGE INTEREST RATES OF INITIAL AGGREGATE MORTGAGE LOANS

                                                            UNPAID                        PERCENTAGE OF STATISTICAL
                                   NUMBER OF INITIAL        PRINCIPAL BALANCE             CALCULATION DATE PRINCIPAL
                                   AGGREGATE MORTGAGE       OF INITIAL AGGREGATE          BALANCE OF INITIAL
   MORTGAGE INTEREST RATES (%)     LOANS                    MORTGAGE LOANS                AGGREGATE  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------------
        6.000     to     6.999           10                      $575,928.61                      0.16%
        7.000     to     7.999          136                     8,155,977.29                       2.29
        8.000     to     8.999          296                    14,295,150.70                       4.02
        9.000     to     9.999          605                    29,611,278.95                       8.32
       10.000     to    10.999          820                    38,371,142.38                      10.79
       11.000     to    11.999        1,100                    46,413,693.82                      13.05
       12.000     to    12.999        1,077                    43,013,714.01                      12.09
       13.000     to    13.999        1,152                    48,892,392.89                      13.74
       14.000     to    14.999          989                    40,978,744.92                      11.52
       15.000     to    15.999          752                    28,271,832.04                       7.95
       16.000     to    16.999          575                    22,213,510.08                       6.24
       17.000     to    17.999          444                    16,542,078.39                       4.65
       18.000     to    18.999          284                     9,692,689.87                       2.72
       19.000     to    19.999          203                     6,910,054.73                       1.94
       20.000     +                      65                     1,832,977.92                       0.52
   -----------------------------------------------------------------------------------------------------------------
        Total                         8,508                  $355,771,166.60                    100.00%
   ------------------------------------------------------------------------------------------------------------------

   The weighted average mortgage interest rate of the initial Aggregate Mortgage
   Loans as of the Statistical Calculation Date is approximately 13.172% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                        INITIAL AGGREGATE MORTGAGE LOANS

                        CREDIT LIMIT UTILIZATION RATES OF INITIAL AGGREGATE MORTGAGE LOANS


                                                                 UNPAID                        PERCENTAGE OF STATISTICAL
                                        NUMBER OF INITIAL        PRINCIPAL BALANCE             CALCULATION DATE PRINCIPAL
                                        AGGREGATE MORTGAGE       OF INITIAL AGGREGATE          BALANCE OF INITIAL
   CREDIT LIMIT UTILIZATION RATES(%)    LOANS                    MORTGAGE LOANS                AGGREGATE  MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------------------
         0.001      to     5.000          13                         $11,710.55                          *
         5.001      to    10.000           9                          40,573.11                      0.01%
        10.001      to    15.000           7                          49,398.51                       0.01
        15.001      to    20.000           5                          38,535.86                       0.01
        20.001      to    25.000           5                          31,096.14                       0.01
        25.001      to    30.000          11                         233,217.31                       0.07
        30.001      to    35.000          11                         221,903.05                       0.06
        35.001      to    40.000          14                         194,167.05                       0.05
        40.001      to    45.000          16                         450,714.40                       0.13
        45.001      to    50.000          20                         388,846.31                       0.11
        50.001      to    55.000          16                         365,226.04                       0.10
        55.001      to    60.000          39                         939,703.04                       0.26
        60.001      to    65.000          89                       1,988,049.56                       0.56
        65.001      to    70.000         116                       2,709,527.38                       0.76
        70.001      to    75.000          53                       1,404,013.61                       0.39
        75.001      to    80.000          37                       1,013,073.04                       0.28
        80.001      to    85.000          55                       1,683,828.95                       0.47
        85.001      to    90.000          88                       2,683,551.82                       0.75
        90.001      to    95.000         203                       6,704,239.08                       1.88
        95.001      to   100.000       7,691                     334,013,530.26                      93.88
       100.001      +                     10                         606,261.53                       0.17
   -----------------------------------------------------------------------------------------------------------
        Total                          8,508                    $355,771,166.60                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Aggregate
Mortgage Loans as of the Statistical Calculation Date is approximately 98.44%.

   *Greater than 0.000% but less than 0.005%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

        COMBINED LOAN-TO-VALUE RATIOS OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)               LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
         0.001     to       40.000                31                  $1,182,974.17                       0.33%
        40.001     to      50.000                 23                     893,127.00                       0.25
        50.001     to      60.000                 56                   3,619,852.27                       1.02
        60.001     to      70.000                127                   6,247,578.93                       1.76
        70.001     to      80.000                352                  14,601,026.71                       4.10
        80.001     to      90.000                820                  34,649,055.26                       9.74
        90.001     to     100.000              2,204                  91,250,885.59                      25.65
       100.001     to     110.000                838                  30,860,783.63                       8.67
       110.001     to     120.000              1,805                  73,446,834.54                      20.64
       120.001     to     130.000              2,252                  99,019,048.50                      27.83
-----------------------------------------------------------------------------------------------------------------------
        Total                                  8,508                $355,771,166.60                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date are approximately 8.86% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Aggregate Mortgages Loans is approximately 106.07%. The "combined loan-to-value ratio" of an initial Aggregate Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Aggregate Mortgage Loan plus the principal balance of such initial Aggregate Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

             PRINCIPAL BALANCES OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
PRINCIPAL BALANCES                              LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
      $0.01  to    $25,000.00                    2,103                $42,176,140.47                      11.85%
 $25,000.01  to    $50,000.00                    4,407                162,735,908.66                      45.74
 $50,000.01  to    $75,000.00                    1,386                 85,215,058.12                      23.95
 $75,000.01  to   $100,000.00                      430                 38,062,149.31                      10.70
$100,000.01  to   $125,000.00                       86                  9,762,296.23                       2.74
$125,000.01  to   $150,000.00                       42                  5,839,929.73                       1.64
$150,000.01  to   $175,000.00                       16                  2,600,355.04                       0.73
$175,000.01  to   $200,000.00                       17                  3,231,080.32                       0.91
$200,000.01  to   $300,000.00                       16                  4,049,248.72                       1.14
$300,000.01  to   $400,000.00                        2                    765,000.00                       0.22
$400,000.01  to   $500,000.00                        3                  1,334,000.00                       0.37
-----------------------------------------------------------------------------------------------------------------------
     Total                                       8,508               $355,771,166.60                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately $41,816.08.

                        INITIAL AGGREGATE MORTGAGE LOANS

         MORTGAGED PROPERTIES SECURING INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
PROPERTY TYPE                                   LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Single-Family Dwelling                           7,380                $305,812,696.83                     85.96%
Planned Unit Development                           600                  30,179,495.22                       8.48
Condominium                                        427                  16,347,046.82                       4.59
Leasehold                                           80                   2,647,919.49                       0.74
Multi-Family                                        21                     784,008.24                       0.22
-----------------------------------------------------------------------------------------------------------------------
        Total                                    8,508                $355,771,166.60                     100.00%
-----------------------------------------------------------------------------------------------------------------------


          ORIGINAL TERM TO MATURITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
ORIGINAL TERM TO MATURITY (MONTHS)              LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  0   to     60                                   1                   $17,966.98                       0.01%
 61   to    120                                 446                12,270,537.77                       3.45
 121  to    180                               4,076               156,301,851.42                      43.93
 181  to    240                               2,162                97,234,510.00                      27.33
 241  to    300                               1,823                89,946,300.43                      25.28

-----------------------------------------------------------------------------------------------------------------------
Total                                         8,508              $355,771,166.60                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 225 months.


                          REMAINING TERM TO MATURITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
REMAINING TERM TO MATURITY (MONTHS)             LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  0   to     60                                  113                  $2,253,314.72                      0.63%
 61   to    120                                  624                  18,710,756.50                      5.26
 121  to    180                                3,930                 152,721,009.70                     42.93
 181  to    240                                2,032                  92,810,046.74                     26.09
 241  to    300                                1,809                  89,276,038.94                     25.09
-----------------------------------------------------------------------------------------------------------------------
       Total                                   8,508                $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 217 months.

                        INITIAL AGGREGATE MORTGAGE LOANS

             YEAR OF ORIGINATION OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
YEAR OF ORIGINATION                             LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 2001                                            7,014          $309,336,420.43                      86.95%
 2000                                              169             5,945,497.41                      1.67
 1999                                               62             2,256,389.46                      0.63
 1998                                              300            10,154,549.96                      2.85
 1997                                              253             8,438,527.71                      2.37
 1996                                              347             7,942,276.74                      2.23
 1995                                              232             7,347,058.47                      2.07
 1994                                               62             1,786,786.06                      0.50
 1993                                               27               890,735.30                      0.25
 1992                                               24               945,915.36                      0.27
 1991                                                7               262,671.51                      0.07
 1990                                                8               297,425.10                      0.08
 1989                                                2               114,275.73                      0.03
 1988                                                1                52,637.36                      0.01
-----------------------------------------------------------------------------------------------------------------------
Total                                            8,508          $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Aggregate Mortgage Loan as of the Statistical Calculation Date is November 1988 and the latest month and year of origination of any initial Aggregate Mortgage loan as of the Statistical Calculation Date is July 2001.

               OCCUPANCY TYPE OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
OCCUPANCY TYPE                                  LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied                                   8,484               $354,879,029.29                    99.75%
Non-Owner Occupied                                  24                    892,137.31                     0.25
-----------------------------------------------------------------------------------------------------------------------
Total                                            8,508               $355,771,166.60                   100.00%
-----------------------------------------------------------------------------------------------------------------------


               CREDIT QUALITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
CREDIT QUALITY                                  LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   Excellent                                      6,026             $266,178,383.45                     74.82%
   Superior                                       1,498               56,691,654.61                     15.93
   Good                                             801               27,277,788.08                      7.67
   Fair                                              58                2,034,091.19                      0.57
   Non-Prime                                        125                3,589,249.27                      1.01
-----------------------------------------------------------------------------------------------------------------------
        Total                                     8,508             $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.


            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                        INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
STATE                                           LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
California                                       1,745               $90,485,074.34                     25.43%
Florida                                            628                22,178,179.02                      6.23
Virginia                                           476                19,663,004.30                      5.53
Maryland                                           403                17,518,061.51                      4.92
Illinois                                           427                17,349,016.25                      4.88
Ohio                                               417                14,997,765.40                      4.22
Washington                                         340                14,770,055.92                      4.15
New Jersey                                         317                14,346,561.26                      4.03
Michigan                                           375                13,626,747.93                      3.83
Arizona                                            367                13,601,102.04                      3.82
Pennsylvania                                       327                13,189,127.84                      3.71
Georgia                                            351                12,610,171.37                      3.54
Colorado                                           240                11,232,206.21                      3.16
Oregon                                             208                 8,559,125.76                      2.41
Nevada                                             221                 7,659,720.24                      2.15
Missouri                                           209                 7,588,336.02                      2.13
Other (<2%)                                      1,457                56,396,911.19                     15.85

-----------------------------------------------------------------------------------------------------------------------
     Total                                       8,508              $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

No more than approximately 0.32% of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.

                        INITIAL AGGREGATE MORTGAGE LOANS

            DEBT-TO-INCOME RATIOS OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
DEBT-TO-INCOME RATIOS (%)                       LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 5.001       to    10.000                        1                  $31,302.72                       0.01%
10.001       to    15.000                       11                  478,846.53                       0.13
15.001       to    20.000                       64                2,721,761.18                       0.77
20.001       to    25.000                      233                8,882,603.07                       2.50
25.001       to    30.000                      582               21,869,234.23                       6.15
30.001       to    35.000                    1,072               42,307,413.25                      11.89
35.001       to    40.000                    1,489               60,379,579.14                      16.97
40.001       to    45.000                    1,750               70,590,765.62                      19.84
45.001       to    50.000                    2,172               92,481,877.03                      25.99
50.001       to    55.000                    1,134               56,027,783.83                      15.75
-----------------------------------------------------------------------------------------------------------------------
     Total                                   8,508             $355,771,166.60                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 41.89%.


             PREPAYMENT PENALTY FOR INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
MONTHS APPLICABLE                               LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   0                                             1,992             $70,396,636.43                      19.79%
   6                                                 1                  37,721.33                       0.01
  12                                                 2                  70,444.55                       0.02
  24                                                36               2,013,576.02                       0.57
  36                                             2,661             119,610,375.40                      33.62
  42                                                 3                  86,174.11                       0.02
  48                                                16                 845,840.51                       0.24
  60                                             3,797             162,710,398.25                      45.73
-----------------------------------------------------------------------------------------------------------------------
     Total                                       8,508            $355,771,166.60                      100.00%
-----------------------------------------------------------------------------------------------------------------------

                        INITIAL AGGREGATE MORTGAGE LOANS

            ORIGINATION CHANNEL FOR INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
ORIGINATION CHANNEL                             LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Direct Mail                                      3,793               $156,622,413.36                    44.02%
Correspondent                                    2,009                83,619,367.49                     23.50
Broker                                           1,695                82,994,608.10                     23.33
Acquisition                                      1,011                32,534,777.65                      9.14
-----------------------------------------------------------------------------------------------------------------------
     Total                                       8,508              $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

             DELINQUENCY STATUS FOR INITIAL AGGREGATE MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         AGGREGATE MORTGAGE      OF INITIAL AGGREGATE           BALANCE OF INITIAL
DELINQUENCY                                     LOANS                MORTGAGE LOANS               MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   0                                             7,871              $331,749,862.51                    93.25%
1-29                                               637                24,021,304.09                      6.75
-----------------------------------------------------------------------------------------------------------------------
     Total                                       8,508              $355,771,166.60                    100.00%
-----------------------------------------------------------------------------------------------------------------------

                 LIEN POSITION OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
LIEN POSITION                                   LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
First Lien                                       32                  $1,781,840.31                     1.90%
Second Lien                                   2,054                  90,797,824.82                     96.85
Third Lien                                       32                   1,171,607.07                      1.25
-----------------------------------------------------------------------------------------------------------------------
     Total                                    2,118                 $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

                         INITIAL GROUP I MORTGAGE LOANS

            MORTGAGE INTEREST RATES OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
MORTGAGE INTEREST RATES (%)                     LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  7.000     to      7.999                        80                  $4,391,171.48                       4.68%
  8.000     to      8.999                       157                   7,223,423.49                       7.70
  9.000     to      9.999                       268                  13,679,827.15                      14.59
 10.000     to     10.999                       308                  14,736,051.80                      15.72
 11.000     to     11.999                       401                  18,924,662.33                      20.19
 12.000     to     12.999                       343                  15,303,134.67                      16.32
 13.000     to     13.999                       316                  12,701,300.85                      13.55
 14.000     to     14.999                       147                   4,513,185.84                       4.81
 15.000     to     15.999                        74                   1,723,404.64                       1.84
 16.000     to     16.999                        16                     327,219.95                       0.35
 17.000     to     17.999                         3                     117,884.68                       0.13
 19.000     to     19.999                         4                      85,509.50                       0.09
 20.000     +                                     1                      24,495.82                       0.03
-----------------------------------------------------------------------------------------------------------------------
     Total                                    2,118                 $93,751,272.20                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 11.431% per annum.


         COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)               LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   0.001    to     40.000                        13                 $471,642.48                       0.50%
  40.001     to    50.000                         8                  302,502.76                       0.32
  50.001     to    60.000                        32                1,695,919.16                       1.81
  60.001     to    70.000                        60                3,131,347.03                       3.34
  70.001     to    80.000                       171                7,163,427.99                       7.64
  80.001     to    90.000                       442               20,133,783.82                      21.48
  90.001     to   100.000                     1,390               60,735,460.40                      64.78
 100.001     to   100.002                         2                  117,188.56                       0.12
-----------------------------------------------------------------------------------------------------------------------
     Total                                    2,118              $93,751,272.20                      100.00%
-----------------------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group I Mortgage Loans as of the Statistical Calculation Date are approximately 13.84% and 100.002%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group I Mortgages Loans is approximately 91.21%. The "combined loan-to-value ratio" of an initial Group I Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group I Mortgage Loan plus the principal balance of such initial Group I Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.


              PRINCIPAL BALANCES OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
PRINCIPAL BALANCES                              LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   $0.01      to   $25,000.00                    557                 $11,240,092.72                      11.99%
 $25,000.01   to   $50,000.00                  1,007                  36,562,804.96                      39.00
 $50,000.01   to   $75,000.00                    336                  20,707,852.77                      22.09
 $75,000.01   to  $100,000.00                    131                  11,522,680.49                      12.29
$100,000.01   to $125,000.00                      30                   3,357,461.43                       3.58
$125,000.01   to $150,000.00                      25                   3,456,766.35                       3.69
$150,000.01   to $175,000.00                      10                   1,647,799.91                       1.76
$175,000.01   to $200,000.00                      11                   2,072,564.85                       2.21
$200,000.01   to $300,000.00                       9                   2,263,248.72                       2.41
$400,000.01   to $500,000.00                       2                     920,000.00                       0.98
-----------------------------------------------------------------------------------------------------------------------
     Total                                     2,118                 $93,751,272.20                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately $44,264.06.


          MORTGAGED PROPERTIES SECURING INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
PROPERTY TYPE                                   LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Single-Family Dwelling                           1,842              $79,798,312.78                      85.12%
Condominium                                         98                3,835,574.19                       4.09
Planned Unit Development                           156                9,365,510.79                       9.99
Multi-Family                                         9                  382,002.25                       0.41
Leasehold                                           13                  369,872.19                       0.39
-----------------------------------------------------------------------------------------------------------------------
     Total                                       2,118              $93,751,272.20                     100.00%
-----------------------------------------------------------------------------------------------------------------------

                         INITIAL GROUP I MORTGAGE LOANS

           ORIGINAL TERM TO MATURITY OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
ORIGINAL TERM TO MATURITY                       LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  0       to       60                            1                 $17,966.98                           0.02%
 61       to      120                          278               6,510,245.65                           6.94
121       to      180                        1,165              49,630,290.19                          52.94
181       to      240                          205              11,151,184.95                          11.89
241       to      300                          469              26,441,584.43                          28.20
-----------------------------------------------------------------------------------------------------------------------
     Total                                   2,118             $93,751,272.20                         100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 217 months.

          REMAINING TERM TO MATURITY OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
REMAINING TERM TO MATURITY                      LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   0      to      60                             107                $2,068,938.75                       2.21%
  61      to     120                             172                 4,459,273.88                       4.76
121       to     180                           1,165                49,630,290.19                      52.94
181       to     240                             205                11,151,184.95                      11.89
241       to     300                             469                26,441,584.43                      28.20
-----------------------------------------------------------------------------------------------------------------------
     Total                                     2,118               $93,751,272.20                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 213 months.

                         INITIAL GROUP I MORTGAGE LOANS

              YEAR OF ORIGINATION OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
YEAR OF ORIGINATION                             LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
2001                                             1,899               $88,759,133.06                      94.68%
2000                                                36                 1,536,996.34                       1.64
1996                                               178                 3,377,847.00                       3.60
1995                                                 5                    77,295.80                       0.08
-----------------------------------------------------------------------------------------------------------------------
     Total                                       2,118               $93,751,272.20                      100.00%
-----------------------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group I Mortgage Loan as of the Statistical Calculation Date is October 1995 and the latest month and year of origination of any initial Group I Mortgage Loan as of the Statistical Calculation Date is July 2001.


                OCCUPANCY TYPE OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
OCCUPANCY TYPE                                  LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied                                   2,107              $93,398,477.60                     99.62%
Non-Owner Occupie                                   11                  352,794.60                      0.38

-----------------------------------------------------------------------------------------------------------------------
     Total                                       2,118               $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

                CREDIT QUALITY OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
CREDIT QUALITY                                  LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Excellent                                        1,511                $70,050,730.36                    74.72%
Superior                                           388                 15,736,426.91                     16.79
Good                                               205                  7,363,932.13                      7.85
Fair                                                10                    482,714.36                      0.51
Non-Prime                                            4                    117,468.44                      0.13
-----------------------------------------------------------------------------------------------------------------------
     Total                                       2,118                $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.


                         INITIAL GROUP I MORTGAGE LOANS
            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                         INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
STATE                                           LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
California                                       677                  $37,839,665.83                     40.36%
Florida                                          161                    5,217,768.76                      5.57
Virginia                                         116                    5,203,944.74                      5.55
New Jersey                                       101                    4,955,335.00                      5.29
Illinois                                          93                    3,502,310.60                      3.74
Georgia                                          102                    3,443,674.10                      3.67
Michigan                                          98                    3,261,821.65                      3.48
Maryland                                          85                    3,131,231.93                      3.34
Colorado                                          62                    3,034,705.63                      3.24
Pennsylvania                                      77                    2,985,942.60                      3.18
Washington                                        57                    2,373,819.38                      2.53
Oregon                                            51                    2,132,765.58                      2.27
Arizona                                           58                    1,905,393.98                      2.03
Other (<2%)                                      380                   14,762,892.42                     15.75

-----------------------------------------------------------------------------------------------------------------------
     Total                                      2,118                 $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

No more than approximately 0.73% of the initial Group I Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


             DEBT-TO-INCOME RATIOS OF INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
DEBT-TO-INCOME RATIOS (%)                       LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
10.001      to     15.000                        2                   $69,692.19                      0.07%
15.001      to     20.000                       24                   840,615.40                      0.90
20.001      to     25.000                       85                 3,210,497.00                      3.42
25.001      to     30.000                      184                 7,060,881.27                      7.53
30.001      to     35.000                      298                13,065,203.22                     13.94
35.001      to     40.000                      408                17,032,820.91                     18.17
40.001      to     45.000                      424                17,802,769.49                     18.99
45.001      to     50.000                      455                21,071,157.57                     22.48
50.001      to     55.000                      238                13,597,635.15                     14.50

-----------------------------------------------------------------------------------------------------------------------
     Total                                   2,118               $93,751,272.20                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group 1 Mortgage Loans as of the Statistical Calculation Date is approximately 40.92%.

                         INITIAL GROUP I MORTGAGE LOANS

              PREPAYMENT PENALTY FOR INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
MONTHS APPLICABLE                               LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                            351                $12,590,094.25                     13.43%
      12                                           2                     70,444.55                      0.08
      24                                          20                  1,257,961.06                      1.34
      36                                         604                 29,495,449.18                     31.46
      48                                           6                    321,202.15                      0.34
      60                                       1,135                 50,016,121.01                     53.35
-----------------------------------------------------------------------------------------------------------------------
     Total                                     2,118                $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

             ORIGINATION CHANNEL FOR INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
ORIGINATION CHANNGEL                            LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Direct Mail                                       1,295             $52,473,240.83                     55.97%
Correspondent                                       473              21,243,157.59                     22.66
Broker                                              350              20,034,873.78                     21.37
-----------------------------------------------------------------------------------------------------------------------
     Total                                        2,118             $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------

              DELINQUENCY STATUS FOR INITIAL GROUP I MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                           GROUP I MORTGAGE        OF INITIAL GROUP I             BALANCE OF INITIAL
DELINQUENCY                                     LOANS                MORTGAGE LOANS            GROUP 1 MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
   0                                            1,995                     $89,126,086.54                     95.07%
1-29                                              123                       4,625,185.66                      4.93
-----------------------------------------------------------------------------------------------------------------------
     Total                                      2,118                      $93,751,272.20                    100.00%
-----------------------------------------------------------------------------------------------------------------------


                         INITIAL GROUP II MORTGAGE LOANS

                LIEN POSITION OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
LIEN POSITION                                   LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Second Lien                                      3,849              $161,699,470.90                   98.67%
Third Lien                                          58                 2,177,898.78                    1.33
-----------------------------------------------------------------------------------------------------------------------
       Total                                     3,907              $163,877,369.68                  100.00%
-----------------------------------------------------------------------------------------------------------------------


                            MORTGAGE INTEREST RATES OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
MORTGAGE INTEREST RATES (%)                     LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
8.000       to     8.999                          2                 $156,398.98                        0.10%
9.000       to     9.999                         36                2,099,965.91                        1.28
10.000      to    10.999                         96                5,604,235.99                        3.42
11.000      to    11.999                        165                8,257,094.60                        5.04
12.000      to    12.999                        339               15,681,099.31                        9.57
13.000      to    13.999                        614               28,566,330.95                       17.43
14.000      to    14.999                        666               29,270,640.75                       17.86
15.000      to    15.999                        560               22,167,416.67                       13.53
16.000      to    16.999                        475               18,597,884.88                       11.35
17.000      to    17.999                        413               15,354,880.98                        9.37
18.000      to    18.999                        278                9,488,393.33                        5.79
19.000      to    19.999                        199                6,824,545.23                        4.16
20.000      +                                    64                1,808,482.10                        1.10
-----------------------------------------------------------------------------------------------------------------------
       Total                                  3,907             $163,877,369.68                      100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 15.048% per annum.

                         INITIAL GROUP II MORTGAGE LOANS

        COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
COMBINED LOAN-TO-VALUE RATIOS (%)               LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
100.001     to     110.000                        618               $23,481,415.33                      14.33%
110.001     to     120.000                      1,480                60,500,433.71                      36.92
120.001     to     130.000                      1,809                79,895,520.64                      48.75
-----------------------------------------------------------------------------------------------------------------------
       Total                                    3,907              $163,877,369.68                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group II Mortgage Loans as of the Statistical Calculation Date are approximately 100.02% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group II Mortgage Loans is approximately 118.11%. The "combined loan-to-value ratio" of an initial Group II Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group II Mortgage Loan plus the principal balance of such initial Group II Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

              PRINCIPAL BALANCES OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
PRINCIPAL BALANCES                              LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  $0.01      to    $25,000.00                       736                 $16,027,675.15                       9.78%
$25,000.01   to    $50,000.00                     2,272                  84,973,716.41                      51.85
$50,000.01   to    $75,000.00                       673                  41,467,571.82                      25.30
$75,000.01   to   $100,000.00                       191                  17,028,347.08                      10.39
$100,000.01  to   $125,000.00                        30                   3,484,488.01                       2.13
$125,000.01  to   $150,000.00                         3                     436,716.08                       0.27
$150,000.01  to   $175,000.00                         1                     158,855.13                       0.10
$200,000.01  to   $300,000.00                         1                     300,000.00                       0.18
-----------------------------------------------------------------------------------------------------------------------
       Total                                      3,907                $163,877,369.68                      100.00%
-----------------------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately $41,944.55.

                         INITIAL GROUP II MORTGAGE LOANS

          MORTGAGED PROPERTIES SECURING INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
PROPERTY TYPE                                   LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Single-Family Dwelling                         3,283              $138,019,398.45                     84.22%
Planned Unit Development                         344                15,581,212.03                      9.51
Condominium                                      237                 8,902,804.03                      5.43
Leasehold                                         40                 1,289,253.88                      0.79
Multi-Family                                       3                    84,701.29                      0.05
-----------------------------------------------------------------------------------------------------------------------
       Total                                   3,907              $163,877,369.68                     100.00%
-----------------------------------------------------------------------------------------------------------------------


                           ORIGINAL TERM TO MATURITY OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
ORIGINAL TERM TO MATURITY (MONTHS)              LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 61   to   120                                   168               $5,760,292.12                        3.52%
121   to   180                                 1,911               74,601,121.77                       45.52
181   to   240                                   485               20,475,577.98                       12.49
241   to   300                                 1,343               63,040,377.81                       38.47
-----------------------------------------------------------------------------------------------------------------------
       Total                                   3,907             $163,877,369.68                      100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 231 months.


              REMAINING TERM TO MATURITY OF GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
REMAINING TERM TO MATURITY (MONTHS)             LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
  0  to  60                                        1               $20,384.81                        0.01%
 61  to 120                                      167             5,739,907.31                        3.50
121  to 180                                    1,913                32,180.02                       45.60
181  to 240                                      486                50,443.03                       12.54
241  to 300                                    1,340                34,454.51                       38.34
-----------------------------------------------------------------------------------------------------------------------
       Total                                   3,907          $163,877,369.68                       100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 230 months.

                         INITIAL GROUP II MORTGAGE LOANS

             YEAR OF ORIGINATION OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
YEAR OF ORIGINATION                             LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 2001                                            3,775             $159,499,668.61                      97.33%
 2000                                              132                4,377,701.07                       2.67
-----------------------------------------------------------------------------------------------------------------------
       Total                                     3,907             $163,877,369.68                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group II Mortgage Loan as of the Statistical Calculation Date is June 2000 and the latest month and year of origination of any initial Group II Mortgage Loan as of the Statistical Calculation Date is July 2001.


                OCCUPANCY TYPE OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
OCCUPANCY TYPE                                  LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied                                   3,905                  $163,800,535.30                      99.95%
Non-Owner Occupied                                   2                        76,834.38                       0.05
-----------------------------------------------------------------------------------------------------------------------
       Total                                     3,907                  $163,877,369.68                     100.00%
-----------------------------------------------------------------------------------------------------------------------


                                 CREDIT QUALITY OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
CREDIT QUALITY                                  LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Excellent                                      2,786                  $124,930,276.58                       76.23%
Superior                                         731                    26,180,045.13                       15.98
Good                                             385                    12,632,880.52                        7.71
Fair                                               5                       134,167.45                        0.08
-----------------------------------------------------------------------------------------------------------------------
       Total                                   3,907                  $163,877,369.68                      100.00%
-----------------------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair in descending order.

                         INITIAL GROUP II MORTGAGE LOANS

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                         INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
STATE                                           LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 California                                       648                   $30,537,746.50                   18.63%
 Florida                                          340                    12,584,446.87                    7.68
 Maryland                                         260                    11,680,801.93                    7.13
 Virginia                                         258                    10,754,094.70                    6.56
 Ohio                                             216                     8,082,629.74                    4.93
 Arizona                                          204                     7,901,549.22                    4.82
 Pennsylvania                                     186                     7,899,423.01                    4.82
 Washington                                       163                     7,421,977.27                    4.53
 Illinois                                         140                     6,385,970.17                    3.90
 Georgia                                          144                     5,673,149.76                    3.46
 Nevada                                           143                     5,282,888.39                    3.22
 Colorado                                         107                     5,167,273.28                    3.15
 Michigan                                         116                     4,954,739.45                    3.02
 New jersey                                        95                     4,888,240.04                    2.98
 Oregon                                           106                     4,451,548.43                    2.72
 Missouri                                          97                     3,762,972.72                    2.30
 Other (<2%)                                      684                     26,447,918.20                  16.14
-----------------------------------------------------------------------------------------------------------------------
       Total                                    3,907                   $163,877,369.68                 100.00%
-----------------------------------------------------------------------------------------------------------------------

No more than approximately 0.26% of the initial Group II Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


            DEBT-TO-INCOME RATIOS OF INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
DEBT-TO-INCOME RATIOS (%)                       LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
10.001      to     15.000                        4                     $140,251.21                       0.09%
15.001      to     20.000                       16                      873,768.78                       0.53
20.001      to     25.000                       61                    2,329,817.38                       1.42
25.001      to     30.000                      227                    8,323,061.47                       5.08
30.001      to     35.000                      492                   19,564,243.96                      11.94
35.001      to     40.000                      767                   31,642,778.69                      19.31
40.001      to     45.000                      875                   35,473,203.05                      21.65
45.001      to     50.000                    1,167                   49,668,333.45                      30.31
50.001      to     55.000                      298                   15,861,911.69                       9.68
-----------------------------------------------------------------------------------------------------------------------
       Total                                 3,907                 $163,877,369.68                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 41.79%.

                                          INITIAL GROUP II MORTGAGE LOANS

                              PREPAYMENT PENALTY FOR INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
MONTHS APPLICABLE                               LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                            490                   $19,877,931.79                     12.13%
       6                                           1                        37,721.33                      0.02
      24                                           6                       269,938.75                      0.16
      36                                       1,706                    73,204,270.42                     44.67
      42                                           3                        86,174.11                      0.05
      48                                           6                       304,718.62                      0.19
      60                                       1,695                    70,096,614.66                     42.77
-----------------------------------------------------------------------------------------------------------------------
       Total                                   3,907                  $163,877,369.68                    100.00%
-----------------------------------------------------------------------------------------------------------------------


             ORIGINATION CHANNEL FOR INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
ORIGINATION CHANNEL                             LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
Broker                                         972                   $44,677,288.27                     27.26%
Direct Mail                                  1,399                    56,823,871.51                     34.67
Correspondent                                1,536                    62,376,209.90                     38.06
-----------------------------------------------------------------------------------------------------------------------
       Total                                 3,907                  $163,877,369.68                    100.00%
-----------------------------------------------------------------------------------------------------------------------


             DELINQUENCY STATUS FOR INITIAL GROUP II MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP II MORTGAGE        OF INITIAL GROUP II            BALANCE OF INITIAL
DELINQUENCY                                     LOANS                MORTGAGE LOANS            GROUP II MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 0                                               3,610                 $152,223,438.04                   92.89%
1-29                                               297                   11,653,931.64                    7.11
-----------------------------------------------------------------------------------------------------------------------
       Total                                     3,907                 $163,877,369.68                  100.00%
-----------------------------------------------------------------------------------------------------------------------

                        INITIAL GROUP III MORTGAGE LOANS

                LIEN POSITION OF INITIAL GROUP III MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                          GROUP III MORTGAGE       OF INITIAL GROUP III            BALANCE OF INITIAL
LIEN POSITION                                   LOANS                MORTGAGE LOANS            GROUP III MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
First Lien                                      60                     $2,748,043.73                     2.80%
Second Lien                                  2,300                     90,629,932.16                    92.35
Third Lien                                     123                      4,764,548.83                     4.85
-----------------------------------------------------------------------------------------------------------------------
       Total                                 2,483                    $98,142,524.72                   100.00%
-----------------------------------------------------------------------------------------------------------------------

               MORTGAGE INTEREST RATES OF GROUP III MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         GROUP III MORTGAGE       OF INITIAL GROUP III            BALANCE OF INITIAL
MORTGAGE INTEREST RATES (%)                     LOANS                MORTGAGE LOANS            GROUP III MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 6.000     to     6.999                          10                   $575,928.61                      0.59%
 7.000     to     7.999                          56                  3,764,805.81                      3.84
 8.000     to     8.999                         137                  6,915,328.23                      7.05
 9.000     to     9.999                         301                 13,831,485.89                     14.09
10.000     to    10.999                         416                 18,030,854.59                     18.37
11.000     to    11.999                         534                 19,231,936.89                     19.60
12.000     to    12.999                         395                 12,029,480.03                     12.26
13.000     to    13.999                         222                  7,624,761.09                      7.77
14.000     to    14.999                         176                  7,194,918.33                      7.33
15.000     to    15.999                         118                  4,381,010.73                      4.46
16.000     to    16.999                          84                  3,288,405.25                      3.35
17.000     to    17.999                          28                  1,069,312.73                      1.09
18.000     to    18.999                           6                    204,296.54                      0.21
-----------------------------------------------------------------------------------------------------------------------
       Total                                  2,483                $98,142,524.72                    100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 11.703% per annum.


                        INITIAL GROUP III MORTGAGE LOANS

                GROSS MARGIN OF INITIAL GROUP III MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         GROUP III MORTGAGE       OF INITIAL GROUP III            BALANCE OF INITIAL
GROSS MARGINS (%)                               LOANS                MORTGAGE LOANS            GROUP III MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
        Less than 0.000                          10                   $75,928.61                       0.59%
 0.000      to    0.999                          52                 3,328,943.28                       3.39
 1.000      to    1.999                         161                 7,862,954.04                       8.01
 2.000      to    2.999                         303                14,680,721.96                      14.96
 3.000      to    3.999                         416                17,285,847.55                      17.61
 4.000      to    4.999                         541                19,514,295.10                      19.88
 5.000      to    5.999                         382                11,298,229.75                      11.51
 6.000      to    6.999                         202                 7,248,512.04                       7.39
 7.000      to    7.999                         168                 6,920,038.15                       7.05
 8.000      to    8.999                         116                 4,335,437.37                       4.42
 9.000      to    9.999                          90                 3,474,207.60                       3.54
10.000      to   10.999                          36                 1,385,212.73                       1.41
11.000      to   11.999                           6                   232,196.54                       0.24
-----------------------------------------------------------------------------------------------------------------------
       Total                                  2,483               $98,142,524.72                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average gross margin of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 4.71% per annum.

             LIFETIME RATE CAPS OF INITIAL GROUP III MORTGAGE LOANS

                                                                         UNPAID             PERCENTAGE OF STATISTICAL
                                          NUMBER OF INITIAL         PRINCIPAL BALANCE       CALCULATION DATE PRINCIPAL
                                         GROUP III MORTGAGE       OF INITIAL GROUP III           BALANCE OF INITIAL
LIFETIME RATE CAPS (%)                          LOANS                MORTGAGE LOANS          GROUP III MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------------------
 15.000      to   15.999                         47                 3,087,129.87                      3.15%
 16.000      to   16.999                         93                 5,545,515.43                      5.65%
 17.000      to   17.999                        120                 6,430,779.57                      6.55%
 18.000      to   18.999                        189                 9,481,346.60                      9.66%
 19.000      to   19.999                      1,198                40,616,764.17                     41.39%
 20.000      to   20.999                        176                 7,455,161.23                      7.60%
 21.000      to   21.999                        168                 6,530,080.12                      6.65%
 22.000      to   22.999                        177                 6,982,661.52                      7.11%
 23.000      to   23.999                        146                 5,588,966.92                      5.69%
 24.000      to   24.999                        169                 6,424,119.29                      6.55%
-----------------------------------------------------------------------------------------------------------------------
       Total                                  2,483               $98,142,524.72                     100.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average lifetime rate cap of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 20.11% per annum.



                                     INITIAL GROUP III MORTGAGE LOANS

                        LIFETIME RATE FLOORS OF INITIAL GROUP III MORTGAGE LOANS


                                                                           UNPAID   PERCENTAGE OF STATISTICAL
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE   CALCULATION DATE PRINCIPAL
                                   GROUP III MORTGAGE         OF INITIAL GROUP III   BALANCE OF INITIAL GROUP
   LIFETIME RATE FLOORS (%)                     LOANS               MORTGAGE LOANS        III  MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        5.000 to 5.999                46                       $3,051,430.06                  3.11%
        6.000 to 6.999                96                        5,628,840.79                  5.74
        7.000 to 7.999               160                        8,129,951.32                  8.28
        8.000 to 8.999               243                       11,469,965.44                 11.69
        9.000 to 9.999               331                       13,489,464.34                 13.74
       10.000 to 10.999              397                       15,515,004.43                 15.81
       11.000 to 11.999              493                       16,934,888.07                 17.26
       12.000 to 12.999              373                       11,169,379.16                 11.38
       13.000 to 13.999              176                        6,389,481.82                  6.51
       14.000 to 14.999              104                        3,897,355.36                  3.97
       15.000 to 15.999               46                        1,849,824.99                  1.88
       16.000 to 16.999               13                          463,634.90                  0.47
       17.000 to 17.999                3                           86,304.04                  0.09
       18.000 to 18.999                2                           67,000.00                  0.07
-----------------------------------------------------------------------------------------------------------
               Total               2,483                      $98,142,524.72                100.00%
-----------------------------------------------------------------------------------------------------------
The weighted average lifetime rate floor of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 10.45% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                           INITIAL GROUP III MORTGAGE LOANS

                        CREDIT LIMIT UTILIZATION RATES OF INITIAL GROUP III MORTGAGE LOANS

                                                                           UNPAID   PERCENTAGE OF STATISTICAL
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE   CALCULATION DATE PRINCIPAL
   CREDIT LIMIT UTILIZATION        GROUP III MORTGAGE         OF INITIAL GROUP III   BALANCE OF INITIAL GROUP
   RATES (%)                                    LOANS               MORTGAGE LOANS        III  MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
          0.001     to     5.000                    13                  $11,710.55                      0.01%
          5.001     to    10.000                     7                   38,081.48                       0.04
         10.001     to    15.000                     7                   49,398.51                       0.05
         15.001     to    20.000                     5                   38,535.86                       0.04
         20.001     to    25.000                     4                   25,501.14                       0.03
         25.001     to    30.000                    11                  233,217.31                       0.24
         30.001     to    35.000                    10                  208,977.74                       0.21
         35.001     to    40.000                    12                  178,563.74                       0.18
         40.001     to    45.000                    11                  384,748.71                       0.39
         45.001     to    50.000                    19                  373,643.52                       0.38
         50.001     to    55.000                    14                  341,329.22                       0.35
         55.001     to    60.000                    22                  650,015.06                       0.66
         60.001     to    65.000                    31                  816,748.43                       0.83
         65.001     to    70.000                    38                1,142,077.00                       1.16
         70.001     to    75.000                    30                  970,277.62                       0.99
         75.001     to    80.000                    35                  967,572.73                       0.99
         80.001     to    85.000                    53                1,632,192.08                       1.66
         85.001     to    90.000                    87                2,664,456.12                       2.71
         90.001     to    95.000                   195                6,484,190.08                       6.61
         95.001     to   100.000                 1,869               80,325,026.29                      81.85
       100.001      +                               10                  606,261.53                       0.62
   -----------------------------------------------------------------------------------------------------------
        Total                                    2,483              $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Group III
Mortgage Loans as of the Statistical Calculation Date is approximately 96.24%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                          INITIAL GROUP III MORTGAGE LOANS

                         COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP III MORTGAGE LOANS


                                                                           UNPAID   PERCENTAGE OF STATISTICAL
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE   CALCULATION DATE PRINCIPAL
   COMBINED LOAN-TO-VALUE          GROUP III MORTGAGE         OF INITIAL GROUP III   BALANCE OF INITIAL GROUP
   RATIOS(%)                                    LOANS               MORTGAGE LOANS        III  MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
         0.001     to      40.000                 18               $711,331.69                      0.72%
        40.001     to      50.000                 15                590,624.24                       0.60
        50.001     to      60.000                 24              1,923,933.11                       1.96
        60.001     to      70.000                 67              3,116,231.90                       3.18
        70.001     to      80.000                181              7,437,598.72                       7.58
        80.001     to      90.000                378             14,515,271.44                      14.79
        90.001     to     100.000                814             30,515,425.19                      31.09
       100.001     to     110.000                218              7,262,179.74                       7.40
       110.001     to     120.000                325             12,946,400.83                      13.19
       120.001     to     125.000                443             19,123,527.86                      19.49
   -----------------------------------------------------------------------------------------------------------
        Total                                  2,483            $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group III Mortgage Loans as of the Statistical Calculation Date are approximately 8.86% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group III Mortgages is approximately 100.16%. The "combined loan-to-value ratio" of an initial Group III Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group III Mortgage Loan plus the principal balance of such initial Group III Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.


                              PRINCIPAL BALANCES OF INITIAL GROUP III MORTGAGE LOANS


                                                                           UNPAID   PERCENTAGE OF STATISTICAL
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE   CALCULATION DATE PRINCIPAL
                                   GROUP III MORTGAGE         OF INITIAL GROUP III   BALANCE OF INITIAL GROUP
   PRINCIPAL BALANCES                           LOANS               MORTGAGE LOANS        III  MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
           $0.01   to    $25,000.00                  810            $14,908,372.60                     15.19%
      $25,000.01   to    $50,000.00                1,128             41,199,387.29                      41.98
      $50,000.01   to    $75,000.00                  377             23,039,633.53                      23.48
      $75,000.01   to   $100,000.00                  108              9,511,121.74                       9.69
     $100,000.01   to   $125,000.00                   26              2,920,346.79                       2.98
     $125,000.01   to   $150,000.00                   14              1,946,447.30                       1.98
     $150,000.01   to   $175,000.00                    5                793,700.00                       0.81
     $175,000.01   to   $200,000.00                    6              1,158,515.47                       1.18
     $200,000.01   to   $300,000.00                    6              1,486,000.00                       1.51
     $300,000.01   to   $400,000.00                    2                765,000.00                       0.78
     $400,000.01   to   $500,000.00                    1                414,000.00                       0.42
   -----------------------------------------------------------------------------------------------------------
        Total                                      2,483            $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately $39,525.79.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                        INITIAL GROUP III MORTGAGE LOANS

                          MORTGAGED PROPERTIES SECURING INITIAL GROUP III MORTGAGE LOANS


                                                                           UNPAID   PERCENTAGE OF STATISTICAL
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE   CALCULATION DATE PRINCIPAL
                                   GROUP III MORTGAGE         OF INITIAL GROUP III   BALANCE OF INITIAL GROUP
   PROPERTY TYPE                                LOANS               MORTGAGE LOANS        III  MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                    2,225             $87,994,985.60                     89.66%
   Planned Unit Development                    100               5,232,772.40                       5.33
   Condominium                                  92               3,608,668.60                       3.68
   Leasehold                                    27                 988,793.42                       1.01
   Multi-Family                                  9                 317,304.70                       0.32
   -----------------------------------------------------------------------------------------------------------
        Total                                2,483             $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------


                           ORIGINAL TERM TO MATURITY OF INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
   ORIGINAL TERM TO MATURITY         GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   (MONTHS)                                       LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
         121       to      180                    1,000             $32,070,439.46                      32.68%
         181       to      240                    1,472              65,607,747.07                       66.85
         241       to      300                       11                 464,338.19                        0.47
   ------------------------------------------------------------------------------------------------------------
        Total                                     2,483             $98,142,524.72                     100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 221 months.


                          REMAINING TERM TO MATURITY OF INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
   REMAINING TERM TO MATURITY        GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   (MONTHS)                                       LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
          0      to        60                     5                $163,991.16                      0.17%
         61      to       120                   285               8,511,575.31                       8.67
        121      to       180                   852              28,358,539.49                      28.90
        181      to       240                 1,341              61,108,418.76                      62.26
   -----------------------------------------------------------------------------------------------------------
       Total                                  2,483             $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------


The weighted average remaining term to maturity of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 199 months.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                   INITIAL GROUP III MORTGAGE LOANS

                         YEAR OF ORIGINATION OF INITIAL GROUP III MORTGAGE LOANS


                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   YEAR OF ORIGINATION                            LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
          2001                                  1,340          $61,077,618.76                    62.23%
          2000                                      1               30,800.00                      0.03
          1999                                     62            2,256,389.46                      2.30
          1998                                    300           10,154,549.96                     10.35
          1997                                    253            8,438,527.71                      8.60
          1996                                    169            4,564,429.74                      4.65
          1995                                    227            7,269,762.67                      7.41
          1994                                     62            1,786,786.06                      1.82
          1993                                     27              890,735.30                      0.91
          1992                                     24              945,915.36                      0.96
          1991                                      7              262,671.51                      0.27
          1990                                      8              297,425.10                      0.30
          1989                                      2              114,275.73                      0.12
          1988                                      1               52,637.36                      0.05
   -----------------------------------------------------------------------------------------------------------
         Total                                  2,483          $98,142,524.72                   100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group III Mortgage Loan as of the Statistical Calculation Date is November 1988 and the latest month and year of origination of any initial Group III Mortgage Loan as of the Statistical Calculation Date is July 2001.



                                   OCCUPANCY TYPE OF INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   OCCUPANCY TYPE                                 LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Owner Occupied                               2,472          $97,680,016.39                    99.53%
   Non-Owner Occupied                              11              462,508.33                      0.47
   -----------------------------------------------------------------------------------------------------------
          Total                                 2,483          $98,142,524.72                   100.00%
   -----------------------------------------------------------------------------------------------------------


                                      CREDIT QUALITY OF INITIAL GROUP III MORTGAGE LOANS


                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   CREDIT QUALITY                                 LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Excellent                                       1,729          $71,197,376.51                    72.54%
   Superior                                          379           14,775,182.57                     15.05
   Good                                              211            7,280,975.43                      7.42
   Fair                                               43            1,417,209.38                      1.44
   Non-Prime                                         121            3,471,780.83                      3.54
   -----------------------------------------------------------------------------------------------------------
        Total                                      2,483          $98,142,524.72                   100.00%
   -----------------------------------------------------------------------------------------------------------


Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                    INITIAL GROUP III MORTGAGE LOANS

                       GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                                  INITIAL GROUP III MORTGAGE LOANS


                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   STATE                                          LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   California                                      420            $22,107,662.01                    22.53%
   Illinois                                        194              7,460,735.48                      7.60
   New York                                        159              6,103,306.78                      6.22
   Michigan                                        161              5,410,186.83                      5.51
   Ohio                                            153              5,110,616.34                      5.21
   Washington                                      120              4,974,259.27                      5.07
   New Jersey                                      121              4,502,986.22                      4.59
   Florida                                         127              4,375,963.39                      4.46
   Arizona                                         105              3,794,158.84                      3.87
   Virginia                                        102              3,704,964.86                      3.78
   Georgia                                         105              3,493,347.51                      3.56
   Colorado                                         71              3,030,227.30                      3.09
   Maryland                                         58              2,706,027.65                      2.76
   Missouri                                         72              2,359,888.23                      2.40
   Pennsylvania                                     64              2,303,762.23                      2.35
   Indiana                                          60              2,139,017.59                      2.18
   Connecticut                                      37              2,026,717.42                      2.07
   Oregon                                           51              1,974,811.75                      2.01
   Others (<2%)                                    303             10,563,885.02                     10.76
   --------------------------------------------------------------------------------------------------------
        Total                                    2,483            $98,142,524.72                   100.00%
   --------------------------------------------------------------------------------------------------------


No more than approximately 0.59% of the initial Group III Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


                             DEBT-TO-INCOME RATIOS OF INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   DEBT-TO-INCOME RATIOS(%)                       LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
          5.001       to    10.000                       1              $31,302.72                      0.03%
         10.001       to    15.000                       5              268,903.13                       0.27
         15.001       to    20.000                      24            1,007,377.00                       1.03
         20.001       to    25.000                      87            3,342,288.69                       3.41
         25.001       to    30.000                     171            6,485,291.49                       6.61
         30.001       to    35.000                     282            9,677,966.07                       9.86
         35.001       to    40.000                     314           11,703,979.54                      11.93
         40.001       to    45.000                     451           17,314,793.08                      17.64
         45.001       to    50.000                     550           21,742,386.01                      22.15
         50.001       to    55.000                     598           26,568,236.99                      27.07
   -----------------------------------------------------------------------------------------------------------
         Total                                       2,483          $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------


The weighted average debt-to-income ratio of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 42.98%.


                                          INITIAL GROUP III MORTGAGE LOANS

                              PREPAYMENT PENALTY FOR INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   MONTHS APPLICABLE                              LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                         1,151          $37,928,610.39                     38.65%
             24                                     10              485,676.21                       0.49
             36                                    351           16,910,655.80                      17.23
             48                                      4              219,919.74                       0.22
             60                                    967           42,597,662.58                      43.40
   -------------------------------------------------------------------------------------------------------
           Total                                 2,483          $98,142,524.72                    100.00%
   -------------------------------------------------------------------------------------------------------



                             ORIGINATION CHANNEL FOR INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   ORIGINATION CHANNEL                            LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Direct Mail                                   1,099          $47,325,301.02                     48.22%
   Acquisitions                                  1,011           32,534,777.65                      33.15
   Broker                                          373           18,282,446.05                      18.63
   -----------------------------------------------------------------------------------------------------------
           Total                                 2,483          $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------



                                  DELINQUENCY STATUS FOR INITIAL GROUP III MORTGAGE LOANS

                                                                            UNPAID   PERCENTAGE OF STATISTICAL
                                      NUMBER OF INITIAL          PRINCIPAL BALANCE  CALCULATION DATE PRINCIPAL
                                     GROUP III MORTGAGE       OF INITIAL GROUP III    BALANCE OF INITIAL GROUP
   DELINQUENCY                                    LOANS             MORTGAGE LOANS         III  MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   0                                 2,266                            $90,400,337.93                     92.11%
   1-29                                217                              7,742,186.79                      7.89
   -----------------------------------------------------------------------------------------------------------
             Total                   2,483                            $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: YIELD SENSITIVITY TABLES
-------------------------------------------------------------------------------
                               SENSITIVITY TABLES*

Class IA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          0.90        3.50        1.38         1.08        0.78        0.70
Modified Duration (years)                     0.87        3.12        1.31         1.03        0.76        0.68
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       21          91          35           26          18          16
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

Class IA-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.48        3.34         2.50        1.67        1.45
Modified Duration (years)                     1.86        6.75        3.01         2.30        1.57        1.37
Principal Lockout (months)                      20          90          34           25          17          15
First Principal Payment                    6/25/03     4/25/09     8/25/04     11/25/03     3/25/03     1/25/03
Principal Window (months)                        7          22          11            9           5           4
Illustrative Yield @ Par                     4.91%       5.04%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

Class IA-3 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.17        5.01         3.77        2.49        2.12
Modified Duration (years)                     2.70        8.18        4.27         3.32        2.27        1.95
Principal Lockout (months)                      26         111          44           33          21          18
First Principal Payment                   12/25/03     1/25/11     6/25/05      7/25/04     7/25/03     4/25/03
Principal Window (months)                       23          43          34           28          20          17
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

Class IA-4 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          6.10       13.76        9.13         7.40        5.14        4.39
Modified Duration (years)                     4.88        8.91        6.68         5.69        4.23        3.70
Principal Lockout (months)                      48         153          77           60          40          34
First Principal Payment                   10/25/05     7/25/14     3/25/08     10/25/06     2/25/05     8/25/04
Principal Window (months)                       62          25          73           69          54          47
Illustrative Yield @ Par                     6.39%       6.43%       6.41%        6.40%       6.38%       6.36%
----------------------------------------------------------------------------------------------------------------

Class IIA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        4.42        1.52         1.19        0.88        0.79
Modified Duration (years)                     0.96        3.88        1.44         1.14        0.85        0.76
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       22         102          37           28          19          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

Class IIA-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.95        3.30         2.47        1.70        1.49
Modified Duration (years)                     1.86        7.04        2.98         2.28        1.59        1.40
Principal Lockout (months)                      21         101          36           27          18          16
First Principal Payment                    7/25/03     3/25/10    10/25/04      1/25/04     4/25/03     2/25/03
Principal Window (months)                        5          11           7            5           4           3
Illustrative Yield @ Par                     4.91%       5.05%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

Class IIA-3 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.22        5.00         3.74        2.52        2.18
Modified Duration (years)                     2.70        8.21        4.26         3.30        2.29        2.00
Principal Lockout (months)                      25         111          42           31          21          18
First Principal Payment                   11/25/03     1/25/11     4/25/05      5/25/04     7/25/03     4/25/03
Principal Window (months)                       26          43          39           31          22          19
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

Class IIA-4 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.00       13.31        7.82         6.13        4.22        3.66
Modified Duration (years)                     4.20        8.92        6.06         4.98        3.63        3.19
Principal Lockout (months)                      50         153          80           61          42          36
First Principal Payment                   12/25/05     7/25/14     6/25/08     11/25/06     4/25/05    10/25/04
Principal Window (months)                       20          12          27           24          17          15
Illustrative Yield @ Par                     6.02%       6.07%       6.05%        6.04%       6.01%       5.99%
----------------------------------------------------------------------------------------------------------------

Class IIA-5 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          8.34       15.43       11.84         9.94        7.08        6.11
Modified Duration (years)                     6.18        9.36        7.93         7.02        5.46        4.86
Principal Lockout (months)                      69         164         106           84          58          50
First Principal Payment                    7/25/07     6/25/15     8/25/10     10/25/08     8/25/06    12/25/05
Principal Window (months)                       56          61          74           68          46          38
Illustrative Yield @ Par                     6.67%       6.70%       6.69%        6.68%       6.66%       6.65%
----------------------------------------------------------------------------------------------------------------

Class IIIA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
Gross CPR                                   22.00%       2.00%      12.00%       17.00%      27.00%      32.00%
Draw Rate                                    2.00%       2.00%       2.00%        2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.99       16.91        7.19         5.25        3.14        2.54
Modified Duration (years)                     3.41       11.98        5.69         4.33        2.75        2.27
Principal Lockout (months)                       0          48           0            0           0           0
First Principal Payment                   10/25/01    10/25/05    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                      125         214         184          152         104          88
Illustrative Yield @ Par                     3.92%       3.92%       3.92%        3.92%       3.92%       3.92%
----------------------------------------------------------------------------------------------------------------

Class M-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.91       12.31        8.67         7.11        4.99        4.30
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     4.33%       4.33%       4.33%        4.33%       4.33%       4.33%
----------------------------------------------------------------------------------------------------------------

Class M-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.80       11.85        8.44         6.95        4.91        4.24
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     4.80%       4.80%       4.80%        4.80%       4.80%       4.80%
----------------------------------------------------------------------------------------------------------------

Class B-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.61       11.09        8.05         6.69        4.78        4.13
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     5.62%       5.63%       5.63%        5.62%       5.62%       5.62%
----------------------------------------------------------------------------------------------------------------

Class A-IO (To Call)
----------------------------------------------------------------------------------------------------------------
Flat CPR                                       25%         30%         35%          40%         45%         50%
----------------------------------------------------------------------------------------------------------------
Modified Duration (years)                     1.23        1.23        1.23         1.23        1.23        1.23
Illustrative Yield @ Par                     5.75%       5.75%       5.75%        5.75%       5.75%       5.75%
----------------------------------------------------------------------------------------------------------------

*BASED ON SEPTEMBER 25, 2001 SETTLEMENT DATE.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                               SENSITIVITY TABLES*

Class IA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          0.90        3.50        1.38         1.08        0.78        0.70
Modified Duration (years)                     0.87        3.12        1.31         1.03        0.76        0.68
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       21          91          35           26          18          16
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

Class IA-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.48        3.34         2.50        1.67        1.45
Modified Duration (years)                     1.86        6.75        3.01         2.30        1.57        1.37
Principal Lockout (months)                      20          90          34           25          17          15
First Principal Payment                    6/25/03     4/25/09     8/25/04     11/25/03     3/25/03     1/25/03
Principal Window (months)                        7          22          11            9           5           4
Illustrative Yield @ Par                     4.91%       5.04%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

Class IA-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.17        5.01         3.77        2.49        2.12
Modified Duration (years)                     2.70        8.18        4.27         3.32        2.27        1.95
Principal Lockout (months)                      26         111          44           33          21          18
First Principal Payment                   12/25/03     1/25/11     6/25/05      7/25/04     7/25/03     4/25/03
Principal Window (months)                       23          43          34           28          20          17
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

Class IA-4 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          6.10       13.76        9.13         7.40        5.14        4.39
Modified Duration (years)                     4.88        8.91        6.68         5.69        4.23        3.70
Principal Lockout (months)                      48         153          77           60          40          34
First Principal Payment                   10/25/05     7/25/14     3/25/08     10/25/06     2/25/05     8/25/04
Principal Window (months)                       62          25          73           69          54          47
Illustrative Yield @ Par                     6.39%       6.43%       6.41%        6.40%       6.38%       6.36%
----------------------------------------------------------------------------------------------------------------

Class IIA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        4.42        1.52         1.19        0.88        0.79
Modified Duration (years)                     0.96        3.88        1.44         1.14        0.85        0.76
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       22         102          37           28          19          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

Class IIA-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.95        3.30         2.47        1.70        1.49
Modified Duration (years)                     1.86        7.04        2.98         2.28        1.59        1.40
Principal Lockout (months)                      21         101          36           27          18          16
First Principal Payment                    7/25/03     3/25/10    10/25/04      1/25/04     4/25/03     2/25/03
Principal Window (months)                        5          11           7            5           4           3
Illustrative Yield @ Par                     4.91%       5.05%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

Class IIA-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.22        5.00         3.74        2.52        2.18
Modified Duration (years)                     2.70        8.21        4.26         3.30        2.29        2.00
Principal Lockout (months)                      25         111          42           31          21          18
First Principal Payment                   11/25/03     1/25/11     4/25/05      5/25/04     7/25/03     4/25/03
Principal Window (months)                       26          43          39           31          22          19
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

Class IIA-4 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.00       13.31        7.82         6.13        4.22        3.66
Modified Duration (years)                     4.20        8.92        6.06         4.98        3.63        3.19
Principal Lockout (months)                      50         153          80           61          42          36
First Principal Payment                   12/25/05     7/25/14     6/25/08     11/25/06     4/25/05    10/25/04
Principal Window (months)                       20          12          27           24          17          15
Illustrative Yield @ Par                     6.02%       6.07%       6.05%        6.04%       6.01%       5.99%
----------------------------------------------------------------------------------------------------------------

Class IIA-5 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          8.48       15.43       11.84         9.99        7.31        6.40
Modified Duration (years)                     6.24        9.36        7.93         7.04        5.58        5.02
Principal Lockout (months)                      69         164         106           84          58          50
First Principal Payment                    7/25/07     6/25/15     8/25/10     10/25/08     8/25/06    12/25/05
Principal Window (months)                       77          61          74           79          72          66
Illustrative Yield @ Par                     6.68%       6.70%       6.69%        6.68%       6.67%       6.67%
----------------------------------------------------------------------------------------------------------------

Class IIIA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
Gross CPR                                   22.00%       2.00%      12.00%       17.00%      27.00%      32.00%
Draw Rate                                    2.00%       2.00%       2.00%        2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          4.68       17.23        7.87         5.97        3.77        3.09
Modified Duration (years)                     3.82       12.11        6.02         4.73        3.15        2.64
Principal Lockout (months)                       0          48           0            0           0           0
First Principal Payment                   10/25/01    10/25/05    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                      237         249         287          269         207         184
Illustrative Yield @ Par                     3.94%       3.92%       3.93%        3.94%       3.95%       3.95%
----------------------------------------------------------------------------------------------------------------

Class M-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.71       18.46       11.95         9.50        6.41        5.43
Modified Duration (years)                     6.27       12.43        8.97         7.45        5.35        4.64
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      171         124         202          192         155         135
Illustrative Yield @ Par                     4.35%       4.33%       4.34%        4.35%       4.35%       4.35%
----------------------------------------------------------------------------------------------------------------

Class M-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.69       18.46       11.92         9.46        6.38        5.40
Modified Duration (years)                     6.13       11.96        8.71         7.26        5.24        4.55
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      157         122         192          177         141         124
Illustrative Yield @ Par                     4.83%       4.80%       4.81%        4.82%       4.83%       4.83%
----------------------------------------------------------------------------------------------------------------

Class B-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.58       18.43       11.79         9.36        6.28        5.31
Modified Duration (years)                     5.87       11.18        8.25         6.92        5.04        4.38
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      146         119         174          157         127         110
Illustrative Yield @ Par                     5.67%       5.63%       5.65%        5.66%       5.67%       5.68%
----------------------------------------------------------------------------------------------------------------

Class A-IO (To Maturity)
----------------------------------------------------------------------------------------------------------------
Flat CPR                                       25%         30%         35%          40%         45%         50%
----------------------------------------------------------------------------------------------------------------
Modified Duration (years)                     1.23        1.23        1.23         1.23        1.23        1.23
Illustrative Yield @ Par                     5.75%       5.75%       5.75%        5.75%       5.75%       5.75%
----------------------------------------------------------------------------------------------------------------


*BASED ON SEPTEMBER 25, 2001 SETTLEMENT DATE.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.